                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. [ ])

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement         [   ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to
      Section 240.14a-11(c) or Section 240.14a-12

                             VLSI Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (l)  Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (l)  Amount Previously Paid:
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

                             VLSI TECHNOLOGY, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 1998
                                   9:00 A.M.

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VLSI Technology, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 14, 1998, at 9:00 a.m., local time, at the Company's offices located at 1151 McKay Drive, San Jose, California 95131, for the following purposes:

     1. To elect seven directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the Company's Certificate of Incorporation for the purpose of increasing the authorized number of shares of the Company's Common Shares and Common Stock by 100,000,000 shares and eliminating Junior Stock.

     3. To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.

     4. To approve an amendment to the 1992 Stock Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.

     5. To approve amendments to the 1986 Directors' Stock Option Plan, including an increase in the number of shares reserved for issuance thereunder by 300,000 shares.

     6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 25, 1998.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 18, 1998 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                          Sincerely,

                                          LARRY L. GRANT, Secretary

San Jose, California
April 6, 1998

                             VLSI TECHNOLOGY, INC.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of VLSI Technology, Inc. ("VLSI" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 14, 1998, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at the Company's offices located at 1151 McKay Drive, San Jose, California 95131. The Company's principal executive office is located at 1109 McKay Drive, San Jose, California 95131 and its telephone number at that address is (408) 434-3100.

     These proxy solicitation materials were mailed on or about April 6, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on March 18, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has only one series of Common Shares ("Common Shares") outstanding, which is designated Common Stock, $.01 par value per share ("Common Stock"). At the
Record Date,           shares of the Company's Common Stock were issued and
outstanding, representing the total number of votes that may be cast at the meeting. See "Voting and Solicitation" below. The closing price of the Company's Common Stock on the Record Date, as reported by the National Association of Securities Dealers, Inc. Automated Quotation National Market System
("Nasdaq/NMS") was $          per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company or the transfer agent a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Except as provided below with respect to cumulative voting, each share of Common Stock has one vote on all matters.

     Any stockholder who desires to cumulate votes in the election of directors must give advance notice to the Company, in accordance with its Bylaws, of such stockholder's intention to cumulate his or her votes and must give notice to the other stockholders at the meeting prior to voting for directors. The required advance notice to the Company must be received at the principal executive office of the Company not less than 20 days nor more than 60 days prior to the meeting and must include the stockholder's name and address, the number of shares of Common Stock beneficially owned and the stockholder's request for cumulative voting.

     If cumulative voting for directors is properly invoked by any stockholder, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected.

Stockholders may only cast votes for candidates whose names have been properly placed in nomination in accordance with the Company's Bylaws.

     The cost of soliciting proxies will be borne by the Company. The Company is retaining Corporate Investor Communications, Inc. to solicit proxies at a cost of approximately $5,000, plus out-of-pocket expenses. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter (the "Votes Cast").

     Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of the proposed amendment to the Employee Stock Purchase Plan). However, with respect to a proposal that requires a majority of the outstanding shares (such as the proposed amendment to the Certificate of Incorporation), a broker non-vote has the same effect as a vote against the proposal.

SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date: (i) by each director and by each nominee for director, (ii) by each executive officer listed in the Summary Compensation Table under the heading "EXECUTIVE OFFICER COMPENSATION", (iii) by all current directors and executive officers as a group, and (iv) by all persons known by the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock.

                                                              NUMBER OF    APPROXIMATE
            NAME OF PERSON OR IDENTITY OF GROUP                SHARES      PERCENTAGE
            -----------------------------------               ---------    -----------
FMR Corp.(1)................................................  3,569,750          %
  82 Devonshire Street
  Boston, Massachusetts 02109
J. & W. Seligman & Co. Incorporated, William C. Morris and
  Seligman Communications & Information Fund, Inc.(2).......  2,979,000          %
  100 Park Avenue
  New York, New York 10017
Barclays Trust and Banking Company (Japan) Ltd.(3)..........  2,718,497          %
  2-2 Otemachi 2-Chome
  Tokyo, Japan 100
Richard M. Beyer(4).........................................    111,831         *
Pierre S. Bonelli(5)........................................     20,000         *
Robert P. Dilworth(6).......................................     25,000         *
John S. Hodgson(7)..........................................     31,250         *
William G. Howard, Jr.(8)...................................      5,000         *
Balakrishnan S. Iyer(9).....................................     48,923         *
Thierry M. Laurent(10)......................................    127,350         *
Paul R. Low(11).............................................      5,000         *
Alfred J. Stein(12).........................................  1,264,920          %
Horace H. Tsiang(13)........................................     10,000         *
All current directors and executive officers as a group.....  1,681,096          %
  (14 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)

---------------
  *  Less than 1%.

 (1) As reported in Schedule 13G, dated January 10, 1998, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,386,750 shares, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 3,386,750 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in
     Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 183,000 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 183,000 shares and sole power to vote or to direct the voting of 33,000 shares, and no power to vote or to direct the voting of 150,000 shares owned by the institutional account(s) as reported above. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

 (2) As reported in Schedule 13G, dated February 13, 1998, filed by J. & W. Seligman & Co. Incorporated ("JWS"), William C. Morris ("Morris") and Seligman Communications & Information Fund, Inc. ("SCIF"). JWS, Morris and SCIF share dispositive and voting power of the 2,979,000 shares.

 (3) As reported in Schedule 13G, dated February 12, 1997, filed by Barclays Trust and Banking Company (Japan) Ltd., Barclays Global Investors, N.A. and Barclays Global Fund Advisors (collectively "Barclays"). Barclays has sole power to vote or to direct the vote of 2,656,297 and sole power to dispose or to direct the disposition with respect to all 2,718,497 shares.

 (4) Includes 110,416 shares exercisable within 60 days of the Record Date under options held by Mr. Beyer.

 (5) These 20,000 shares are exercisable within 60 days of the Record Date under options held by Mr. Bonelli.

 (6) These 25,000 shares are exercisable within 60 days of the Record Date under options held by Mr. Dilworth.

 (7) These 31,250 shares are exercisable within 60 days of the Record Date under options held by Mr. Hodgson.

 (8) These 5,000 shares are exercisable within 60 days of the Record Date under options held by Mr. Howard.

 (9) Includes 43,751 shares exercisable within 60 days of the Record Date under options held by Mr. Iyer.

(10) Includes 119,250 shares exercisable within 60 days of the Record Date under options held by Mr. Laurent.

(11) These 5,000 shares are exercisable within 60 days of the Record Date under options held by Mr. Low.

(12) Includes 802,501 shares exercisable within 60 days of the Record Date under options held by Mr. Stein.

(13) Includes 5,000 shares exercisable within 60 days of the Record Date under options held by Mr. Tsiang.

(14) Includes 1,190,918 shares exercisable within 60 days of the Record Date under options held by five non-employee directors and nine current executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 26, 1997, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except a Form 4 for director Robert P. Dilworth, involving one transaction, was filed late and one transaction for director Horace H. Tsiang that should have been reported on a Form 4 was filed on Form 5, constituting a late filing.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at an annual meeting of the Company must be properly presented in accordance with the Company's Bylaws. In addition, stockholder proposals that such stockholders desire to have included in the Company's proxy statement for its 1999 annual meeting must be received by the Company no later than December 7, 1998 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     Under the Bylaws, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than fifty
(50) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent of a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors and cumulative voting has been properly invoked, the proxy holders intend to cumulate their votes and to vote all proxies received by them in accordance with cumulative voting procedures in such a manner as they believe will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cast will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     Stockholders who intend to make nominations for director from the floor of the Annual Meeting must comply with the advance notice provisions of the Company's Bylaws. Under the Bylaws, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than twenty (20) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event less than thirty (30) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address or such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to be named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on the Company's books, of such stockholder, (ii) the class and number of shares of the Company which are beneficially owned by such stockholder, and (iii) whether such stockholder intends to request cumulative voting in the election of directors at the meeting. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The names of the nominees, their ages as of the Record Date and certain information about them are set forth below.

                                                                                              DIRECTOR
             NOMINEES               AGE                 PRINCIPAL OCCUPATION                   SINCE
             --------               ---                 --------------------                  --------
Richard M. Beyer..................  49   President and Chief Operating Officer of the           1996
                                         Company
Pierre S. Bonelli(1)(2)...........  58   Chief Executive Officer and Director, Sema Group, a    1983
                                         software, consulting and market research firm
Robert P. Dilworth(1)(2)..........  56   Chairman of the Board, Chief Executive Officer and     1991
                                         Director, Metricom Inc., an electronic wireless
                                         data communications company
William G. Howard, Jr.(1).........  56   Independent Consulting Engineer in microelectronics    1996
                                         and technology-based business planning
Paul R. Low.......................  65   President and Chief Executive Officer, P.R.L.          1996
                                         Associates, a technology consulting company
Alfred J. Stein...................  65   Chairman of the Board and Chief Executive Officer      1982
                                         of the Company
Horace H. Tsiang..................  56   Chief Executive Officer, First International           1992
                                         Computer, Inc., a computer manufacturing company

---------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

     Mr. Beyer joined the Company in September 1996 as President and Chief Operating Officer and was appointed a Director in November 1996. From 1993 to 1996, Mr. Beyer was employed by National Semiconductor Corporation, a semiconductor manufacturer ("National"). While at National, he was Executive Vice President and Chief Operating Officer from 1995 to 1996 and President-Communications and Computing Group from 1993 to 1995. Prior to that time, from 1989 to 1993, he was Vice President and General Manager of the Switching Systems Division of Rockwell International ("Rockwell"), a division of Rockwell involved in communications.

     Mr. Bonelli is also a director of Poliet S.A.

     Mr. Dilworth is also a director of Photonics Corporation.

     Dr. Howard has been an independent consulting engineer since 1989. He is a member of the National Academy of Engineering and a fellow of the Institute of Electrical and Electronics Engineers and of the American Association for the Advancement of Science. Dr. Howard is also a director of BEI Electronics, Inc., Credence Systems Corporation, Ramtron International Corporation and Xilinx, Inc. In addition, he serves as a director of Sandia Corporation, Lockheed Martin Energy Research and Lockheed Martin Idaho Technologies (wholly-owned subsidiaries of Lockheed Martin Corporation).

     Dr. Low has been Chief Executive Officer of P.R.L. Associates, a consulting firm, since July 1992. Dr. Low is also a director of Applied Materials, Inc., Integrated Packaging Assembly Corp., Network Computing Devices, Inc., Solectron Corporation, Veeco Instruments Inc. and several privately-held companies.

     Mr. Stein joined the Company in March 1982 as Chief Executive Officer and also served as President from January 1983 to August 1983 and from August 1993 to September 1996. Mr. Stein was initially appointed as Chairman of the Board and a director of the Company in April 1982, pursuant to an employment agreement with the Company. Pursuant to such agreement, the Company has agreed to use its best efforts while he is employed as Chief Executive Officer to cause the nomination of Mr. Stein to the Board of Directors, to recommend his election as a director and to continue his appointment as Chairman of the Board so long as he serves as a director. Mr. Stein is also a director of Applied Materials, Inc. and Tandy Corporation.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during the fiscal year ended December 26, 1997. During such year, each director attended at least 75% of the aggregate of all meetings held while such director served as a member of the Board of Directors and any committees upon which he served.

     The Board of Directors has a Compensation Committee and an Audit Committee. The current members of the Compensation and Audit Committees are identified in the list of directors under "Nominees for Director" above.

     The Compensation Committee is authorized to review and approve the Company's executive compensation policy and to administer the Company's employee stock option and stock purchase plans. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION." The Compensation Committee held three meetings in fiscal 1997. The Compensation Committee is composed solely of non-employee directors.

     The Audit Committee selects and recommends to the Board a firm of independent auditors (whose duty it is to audit the financial statements of the Company for the fiscal year with respect to which they are appointed) and monitors the effectiveness of the audit effort and the Company's internal financial and accounting controls and financial reporting. The Audit Committee held two meetings in fiscal 1997. The Audit Committee is composed solely of non-employee directors.

     The Board performs the duties of a nominating committee.

DIRECTOR COMPENSATION

     Non-employee members of the Board of Directors ("Outside Directors") receive an annual retainer of $10,000, a fee of $2,000 per Board meeting attended and $500 per Board Committee meeting attended (if such meeting is not held within one day of a Board meeting). The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board or Committee meetings.

     In addition, Outside Directors participate in the 1986 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for the automatic grant of non-statutory options to Outside Directors upon first joining the Board and on an annual basis thereafter in order to motivate them to continue to serve as directors. A total of 300,000 shares of the Company's Common Stock is reserved for issuance during the current 10-year term of the Plan, which expires in August 2001. The exercise price of options granted under the Directors' Plan is the fair market value of the Company's Common Stock on the date of the automatic grant, as determined in accordance with the Directors' Plan. Options granted under the Directors' Plan have a term of ten years.

     Each Outside Director who was serving as such on the date of adoption of the Directors' Plan received an automatic grant on such date of an option to purchase 20,000 shares of Common Stock (a "First Option"). A First Option becomes exercisable cumulatively with respect to 5,000 shares on the first day of each fiscal year following the date of grant. Each person who becomes an Outside Director subsequent to the date of adoption of the Directors' Plan receives an automatic grant of a First Option on the date of his or her initial appointment or election to the Board.

     After receiving a First Option, an Outside Director is automatically granted an additional option to purchase 5,000 shares under the Directors' Plan (a "Subsequent Option") on the first day of each fiscal year of the Company. Each Subsequent Option becomes exercisable in full on the first day of the fourth fiscal year beginning after the date of grant of such option. The Directors' Plan provides for the grant of an immediately exercisable replenishment option (a "Replenishment Option") to purchase up to 20,000 shares to any Outside Director whose First Option expires unexercised. As of December 26, 1997, options to purchase 55,000 shares had been exercised under the Directors' Plan at a net realized value of $831,525.00, 145,000 shares were subject to outstanding options, and 100,000 shares remained available for future grant.

     During fiscal 1997, Subsequent Options to purchase 5,000 shares at an exercise price of $24.125 per share were granted to each of directors Bonelli, Dilworth, Howard, Low and Tsiang. In addition, a Replenishment Option to purchase 10,000 shares was granted to Mr. Dilworth at an exercise price of $18.00 per share.

CERTAIN TRANSACTIONS

     Intel. Pursuant to the Intel/VLSI Stock and Warrant Purchase Agreement (Equity Agreement) entered into on July 8, 1992, Intel invested $50 million in VLSI to acquire 5,355,207 shares of the Company's Common Stock (Intel Shares) plus a warrant (Warrant) to purchase an additional 2,677,604 shares of the Company's Common Stock (Warrant Shares) at $11.69 per share. In January and February 1995, Intel sold all of the Intel Shares. In August 1995, Intel exercised its Warrant, resulting in net proceeds to the Company of approximately $31 million. In 1997, Intel sold all of the Intel Warrant Shares. Therefore, all rights of, and restrictions on, Intel under the Equity Agreement have terminated.

     Relocation Assistance. In 1996, to facilitate his relocation, the Company loaned Bernd U. Braune, then the Sr. Vice President of Global Business Operations, a total of $779,000, represented by three separate promissory notes, on an interest-free basis. The first note in the amount of $379,000 was due in full on December 16, 1996 and has been fully repaid to the Company; the second note in the amount of $200,000 is to be forgiven each year in the amount of $50,000 until fully satisfied; the third and final note, in the amount of $200,000, is due in full on September 1, 1999. Each loan is secured by trust deeds on Mr. Braune's residence. The largest aggregate principal amount outstanding during fiscal 1997 was $512,200 and the total principal amount outstanding under all loans at fiscal 1997 year end was $350,000. Mr. Braune resigned from his position as an executive officer in January 1997.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table, together with the footnotes thereto, summarizes the total compensation for fiscal year 1997 of (i) the Chief Executive Officer, and
(ii) the four other most highly compensated executive officers of the Company who were serving as such at 1997 fiscal year end (collectively, the "Named Officers"), as well as the total compensation paid to each Named Officer for the Company's two previous fiscal years, if applicable.

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                             ANNUAL COMPENSATION              ------------------
                                   ----------------------------------------       SECURITIES
                                    SALARY     BONUS        OTHER ANNUAL      UNDERLYING OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   ($)(1)     ($)(2)    COMPENSATION($)(3)          (#)           COMPENSATION($)(4)
---------------------------  ----  --------   --------   ------------------   ------------------   ------------------
Alfred J. Stein              1997  $693,232   $               $100,331             150,000              $381,434
Chairman of the Board and
  Chief Executive            1996   643,849    452,000               0             950,000               424,989
  Officer                    1995   582,096    675,000               0             500,000               418,468
Richard M. Beyer(5)          1997  $358,089                                         25,000              $  6,972
  President and Chief
  Operating Officer          1996   106,350   $150,000        $      0             375,000                 2,019
Balakrishnan S. Iyer         1997  $214,435                                        175,000              $  5,503
  Sr. Vice President         1996   176,591   $ 50,000                              20,000                 4,695
  and Chief Financial
  Officer                    1995   167,358     50,200                              10,000                 1,178
John S. Hodgson(6)           1997  $186,032                   $ 29,594             125,000              $  1,925
  Sr. Vice President,
  Worldwide Sales and
  Technology Centers
Thierry M. Laurent(7)        1997.. $252,665                                        20,000              $      0
  Sr. Vice President and
  General Manager,
  Communications Products
  Group

---------------
(1) The amounts disclosed in this column include amounts earned in the fiscal year indicated but deferred by the Named Officers pursuant to the Company's 401(k) Investment/Retirement Plan (the "401(k) Plan"), and, beginning in 1997, the Company' s Non-Qualified Deferred Compensation Plan.

(2) The amounts disclosed in this column represent bonus awards made by the Company under its Executive Performance Incentive Plan. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

(3) Amounts exclude perquisites if the aggregate amount of the Named Officer's perquisites was less than the lesser of $50,000 or 10% of such Named Officer's salary plus bonus. The amounts in the "Other Annual Compensation" column include an amount received by Mr. Stein for stock held in a former subsidiary of the Company, COMPASS Design Automation, Inc., upon the sale of the subsidiary.

(4) The amounts in the "All Other Compensation" column for fiscal year 1997 include:

          (a) Company contributions in fiscal 1997 under VLSI's 401(k) Plan, in the following amounts: Alfred J. Stein $4,750; Richard M. Beyer $4,750; and Balakrishnan S. Iyer $4,477.

          (b) Company contribution in fiscal 1997 under VLSI's Non-Qualified Deferred Compensation Plan to Balakrishnan S. Iyer in the amount of $273.

          (c) Payment by the Company of 1997 premiums for term life insurance for the Named Officers in the following amounts: Alfred J. Stein $4,174; Richard M. Beyer $2,222; Balakrishnan S. Iyer $753; and John S. Hodgson $1,925.

          (d) Payment by the Company of 1997 premiums for a split dollar life insurance policy in the amount of $14,208 for Mr. Stein and payment by the Company of the 1997 installment of a series of ten annual payments under a management and consulting agreement between Mr. Stein and the Company in the amount of $358,302.

(5) Mr. Beyer joined the Company in September 1996.

(6) Mr. Hodgson joined the Company in May 1997.

(7) Mr. Laurent became an executive officer in August 1997.

CHANGE-IN-CONTROL AGREEMENTS

     The Company is a party to agreements with certain of its officers to help ensure management continuity, which agreements are designed to ensure the officers' continued services to the Company in the event of a change in control. Under the agreements, benefits are payable only if the officer's employment is terminated by the Company, within two years following a change in control, or the officer is constructively discharged during that period. For purposes of the agreements, a change in control is deemed to have occurred in the event of (1) Company stockholder approval of (i) a merger or consolidation of the Company with any other corporation or (ii) a plan of liquidation or dissolution; (2) the sale, lease or exchange of more than 50% of the Company's assets; (3) acquisition by any person of beneficial ownership of more than 25% of the combined voting power of the Company's then outstanding securities; or (4) a change of the majority of the incumbent Board of Directors within a three-year period.

     If, within two years after a change in control, an officer's employment is terminated by the Company or the officer is constructively discharged, the officer will receive: (1) severance benefit based on a multiple of his or her current annual base salary; (2) full and immediate vesting of all unvested stock options; and (3) continuation of other incidental benefits. As of the Record Date, change-in-control agreements had been entered into with Alfred J. Stein, Richard M. Beyer, Balakrishnan S. Iyer, Thierry M. Laurent, John S. Hodgson, Douglas M. McBurnie and two other employees who are not executive officers. Under their respective agreements, Mr. Stein is to receive a multiple of three times his annual salary, Mr. Beyer is to receive two and one-half times his salary and Messrs. Iyer, Laurent, Hodgson and McBurnie two times their annual salaries.

STOCK OPTIONS

     The following table presents information with respect to options to purchase the Company's Common Stock during fiscal 1997. No stock appreciation rights ("SARs") have been granted by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS(1)
                              -----------------------------------------------
                              NUMBER OF    % OF TOTAL                           POTENTIAL REALIZABLE VALUE
                              SECURITIES    OPTIONS                               AT ASSUMED ANNUAL RATES
                              UNDERLYING   GRANTED TO                           OF STOCK PRICE APPRECIATION
                               OPTIONS     EMPLOYEES    EXERCISE                    FOR OPTION TERM(2)
                               GRANTED     IN FISCAL     PRICE     EXPIRATION   ---------------------------
           NAME                 ($)(3)      YEAR(4)      ($/SH)       DATE         5%($)          10%($)
           ----               ----------   ----------   --------   ----------   ------------   ------------
Alfred J. Stein                150,000        4.9%      $ 18.00     4/14/07      $1,698,015     $4,303,105

Richard M. Beyer                25,000        0.8%        18.00     4/14/07         283,003        717,184

Balakrishnan S. Iyer            75,000        2.5%       15.625     1/29/07         736,986      1,867,667
                                10,000        0.3%        18.00     4/14/07         113,201        286,874
                                15,000        0.5%       24.188     7/07/07         228,176        578,242
                                75,000        2.5%       31.625     8/22/07       1,491,659      3,780,158
                               175,000        5.7%

John S. Hodgson                125,000        4.1%        18.50     4/21/07       1,454,319      3,685,529

Thierry M. Laurent              20,000        0.7%        18.00     4/14/07         226,402        573,747

---------------
(1) All options to purchase the Company's Common Stock granted in 1997 to the Named Officers have ten-year terms and become exercisable in annual 25% increments, commencing on the first anniversary of the original grant date, with full exercisability occurring on the fourth anniversary date, except options granted under the Company's Long Term Incentive Program (see footnote (3) below). The per share exercise price is equal to the fair market value of the Common Stock on Nasdaq/NMS on the date of the grant. The options were granted under the Company's 1992 Stock Plan (the "1992 Plan"), which is currently administered by the Compensation Committee. Such committee has broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto. The 1992 Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a change in control, as defined in the 1992 Plan.

(2) For the Named Officers, the potential realizable value is calculated starting with the fair market value on the date of grant and assuming that the Company's Common Stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential realizable value listed for the Named Officers is net of the option exercise price or fiscal year end price. The assumed rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and the option holders' continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Includes options issued to the following officer under the Company's Long Term Incentive Program: Balakrishnan S. Iyer -- 75,000 shares. See "Long Term Incentive Program" below.

(4) Based on options to purchase a total of 3,054,550 shares granted to all employees during fiscal 1997.

     The number of shares of Company's stock issued upon exercise of options and the value realized from any such exercise during the fiscal year ended December 26, 1997 and the number of exercisable and unexercisable options held and their value at December 26, 1997 for the Named Officers of the Company are set forth in the following table.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                              NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                              OPTIONS AT FY-END(#)       OPTIONS AT FY-END($)(2)
                       SHARES ACQUIRED        VALUE        --------------------------   --------------------------
        NAME           ON EXERCISE(#)    REALIZED($)(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
        ----           ---------------   ---------------   --------------------------   --------------------------
Alfred J. Stein......      130,000         $3,224,350           583,751/856,249           $6,692,448/$7,164,552
Richard M. Beyer.....            0                  0           104,166/295,834               802,183/2,234,067
Balakrishnan S.
  Iyer...............            0                  0            16,251/191,249                212,511/ 657,489
John S. Hodgson......            0                  0                 0/125,000                      0/ 390,625
Thierry M. Laurent...        7,500            188,750            99,250/127,750             1,151,344/1,000,156

---------------
(1) Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Market value of underlying securities at fiscal year end (for in-the-money options only) minus the exercise price.

LONG TERM INCENTIVE PROGRAM

     On October 8, 1996, the Company adopted a Long Term Incentive Program (the "Program") for key employees. Under the Program, the employees are granted stock options under the Company's 1992 Stock Plan at fair market value. Options granted vest 50% on the fifth anniversary of the date of the grant and 50% on the sixth anniversary of the date of the grant. Early vesting occurs if the stock price reaches certain price levels and remains at that level for at least twenty consecutive trading days. Upon meeting each price level, 1/6 of the granted options vest immediately and 1/6 vest 120 days later. Options to purchase 75,000 shares were granted under the Program in fiscal 1997 to Balakrishnan S. Iyer at the following price levels: $12.00 over grant price, $24.00 over grant price and $36.00 over grant price. Options were granted under the Program to the following Named Officers in previous years at a price level of $10.00 over grant price, $20.00 over grant price and $30.00 over grant price:
Alfred J. Stein -- 300,000 shares, Richard M. Beyer -- 125,000 and Thierry M. Laurent -- 75,000.

EXECUTIVE SALARY CONTINUATION AGREEMENT

     In December 1996, the Company entered into an Executive Salary Continuation Agreement (the "Agreement") with Alfred J. Stein, now age 65, the Company's Chairman of the Board and Chief Executive Officer. Under the Agreement, upon any future voluntary termination or any involuntary termination, including death or disability, mental or physical, other than for cause (conviction of a felony involving fraud or dishonesty against the Company; gross unfitness to serve; or an intentional, material violation of a statutory or fiduciary duty not corrected after notice), the executive will receive a lump sum payment equal to three years' compensation, defined as annual base pay plus an amount equal to the average of the executive's highest two annual bonuses, if any, payable with respect to the three fiscal years prior to the termination. In addition, the executive will receive health insurance and other standard Company welfare benefits, as in effect at the date of termination, for the life of the executive and his spouse, or the survivor of them, cost to the Company not to exceed, by premium or otherwise, $10,000 per year. In addition, upon death or disability, mental or physical, all outstanding stock options previously granted to the executive shall vest and executive's estate or successors shall have twelve months within which to exercise them.

NON-QUALIFIED DEFERRED COMPENSATION PLAN

     In June 1997, the Company established a supplemental retirement plan for the benefit of a select group of management or highly compensated employees of the Company. Under the Non-Qualified Deferred Compensation Plan, eligible employees, including officers and directors, may elect to defer up to 100% of their salary, commissions or bonuses. Participants who terminate with less than five years of service or $20,000, for reasons other than disability or death, receive a single lump payment on termination. In all other cases, a participant may elect various methods of payment, including lump sum, quarterly, annual or percentage installments over up to 20 years provided the election is made more than one year prior to termination. Subject to Internal Revenue Service limits, the Company may, at its discretion, elect to match the deferred amount to the lesser of fifty percent (50%) of the compensation deferred or three percent (3%) of a participant's compensation for a Plan Year. During 1997, one matching payment was made in the amount of $273 to Balakrishnan S. Iyer.

ADDITIONAL COMPENSATION ARRANGEMENTS

     Douglas M. McBurnie joined the Company in August 1997 as Senior Vice President, Consumer and Computer Products Group. At that time, it was agreed that the Company will credit into a deferred compensation account for the benefit of Mr. McBurnie the sum of $500,000 each year on the date of completion of each of his first three years of service.

     John S. Hodgson joined the Company in May 1997 as Senior Vice President, Worldwide Sales and Technology Centers. At that time, it was agreed that Mr. Hodgson will be paid a bonus in the amount of $100,000 on the date of completion of his first year of service. If Mr. Hodgson leaves after one year of service but before completing two years of service, he must repay the Company $50,000.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

COMPENSATION PRINCIPLES

     The Compensation Committee firmly believes that the compensation of the Company's employees, including executive officers, should be designed to:

     - Attract, retain and motivate well-qualified employees who contribute to the long-term success of the Company.

     - Strongly encourage the development and achievement of strategic objectives that enhance long-term stockholder value.

     - Relate compensation levels to the overall success of the Company, which includes sound financial results for its stockholders, providing quality products and services useful to its customers and fostering an environment based on teamwork, enabling its employees to achieve both strategic and tactical objectives.

     Regarding Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (which limits the deductibility by corporations of certain executive compensation in excess of $1 million for any covered individual), the Compensation Committee has elected to qualify compensation under the Company's 1992 Stock Plan for an exemption from the deductibility limitations of Section 162(m). The non-equity-based compensation paid to the Named Officers in fiscal 1997 did not exceed $1 million, with the exception of Mr. Stein. The Compensation Committee will continue to consider the effects of Section 162(m) but does not currently intend to take any action to preserve the deductibility of cash compensation.

EXECUTIVE COMPENSATION PRACTICES

     The Company's executive compensation program consists primarily of cash and equity-based components. Salary and, if warranted, annual awards under the Executive Performance Incentive Plan (the "Incentive Plan") comprise the cash components. Grants of options under the Company's stock option plans and participation in the Company's employee stock purchase plan comprise the equity-based components. The Company also provides health and welfare benefits to the Named Officers through programs that are available to all employees in general.

CASH COMPONENTS

     Salary levels are reviewed periodically and Incentive Plan target levels are established annually for executive officers by the Compensation Committee. In years that the Company exhibits superior financial performance, cash compensation is designed to be above average competitive levels. When financial performance is below plan, cash compensation is designed to be below average competitive levels. It is the Company's intent to maintain a total compensation program that can attract, motivate and retain high-performance executives who are critical to the long-term success of the Company.

     Employees, including executive officers, who participate in the 401(k) Plan may receive a Company matching contribution into their respective 401(k) Plan accounts of up to 50% of contributions up to 6% of their base wages per year, not to exceed the annual maximum as set by the Internal Revenue Service.

     The Incentive Plan provides for annual awards, which are paid after the end of the fiscal year, based upon achievement of pre-established annual goals (the "Goals"), including revenue and operating profit goals for the Company's financial performance, department or business unit goals and individual performance goals. Each element is weighted by percentage, but the weighting can be varied at the discretion of the Compensation Committee. The Compensation Committee establishes targets for revenue, gross margin and operating profit on a Company-wide and business unit basis at the beginning of each fiscal year, and also sets individual objectives, such as new product development milestones and key product launch dates. During 1997, awards were made based on revenue, gross margin or operating profit goals and upon individual performance goals and considerations. Awards are prorated for participation for less than one year, but awards are not generally paid for less than six months of participation, except at the discretion of the Compensation Committee. Employees with other bonus arrangements or contracts (including commission arrangements) are generally excluded from participation in the Incentive Plan, unless otherwise directed by the Compensation Committee. The Incentive Plan may be modified from time to time, or discontinued, at the discretion of the Compensation Committee.

     Occasionally, in order to attract high-level executives it is necessary to enter into special arrangements concerning additional compensation. In 1997, the Company agreed to pay John S. Hodgson, who joined the Company as Senior Vice President, Worldwide Sales and Technology Centers, a bonus of $100,000 payable after one year of service. If Mr. Hodgson leaves after one year of service but before completing two years of service, he must repay the Company $50,000. Also, under an arrangement entered into with Douglas M. McBurnie, who joined the Company as Senior Vice President, Consumer and Computer Products Group, the Company will credit into a deferred compensation account for the benefit of Mr. McBurnie the sum of $500,000 each year on the date of completion of each of his first three years of service.

EQUITY-BASED COMPONENTS

     The Company utilizes equity-based compensation in the form of stock options and discount stock purchases under the employee stock purchase plan for its employees (including the Named Officers) because it provides a close tie between management and the stockholders by focusing employees and management on creating and enhancing long-term stockholder value. The actual value of such equity-based compensation correlates directly to the Company's stock price performance.

     Stock options are an essential element of the Company's compensation package. This component is intended to retain all employees receiving options, including the Named Officers, and to motivate them to improve long-term stock market performance. Some 917 employees (or approximately 37% of all employees at December 26, 1997) hold options under the various stock option plans. At December 26, 1997, 7,410,904 stock options were outstanding under the 1982 Incentive Stock Option Plan (the "1982 Plan"), which expired in May 1992, and the 1992 Plan.

     In determining the number of shares subject to options to be granted to executive officers, the Compensation Committee considers options granted to executives with comparable positions at other companies, the number of shares subject to options previously granted to the executive, the number of unvested shares subject to outstanding options held by the executive (which is an indicator of the retention value of the outstanding options) and an evaluation of the executive's prior year individual performance. In 1997, the Compensation Committee continued to focus on retention and individual performance as the critical factors in determining the number of options to grant to executives.

     The options granted in 1997 under the 1992 Plan had exercise prices equal to the fair market value (the Nasdaq/NMS closing price) of the Common Stock on the grant date, or such other date as specified by the Compensation Committee, and will only have value if the stock price increases subsequent to such date. Generally, these options become exercisable cumulatively at an annual rate of 25% of the total shares granted commencing one year from such date. In 1997, as part of his initial compensation package, the Company granted Douglas M. McBurnie options to purchase 150,000 shares, which vest one-third per year over three years. Both the 1982 Plan and the 1992 Plan provide for full vesting of options in the event there is a change in control of the Company.

     The Company has not issued any stock appreciation rights (SARs), stock purchase rights, long-term performance awards in stock or stock bonus awards to any Named Officer under the 1982 Plan or the 1992 Plan.

CHANGE-IN-CONTROL AGREEMENTS

     The Company is a party to change-in-control agreements with certain of its officers and key employees. In the competitive environment of attracting and retaining high-level executives, change-in-control agree-ments have become an important element of executive officers' compensation packages. The Company may enter into such agreements with additional officers and key employees from time to time. See "EXECUTIVE OFFICER
COMPENSATION -- Change-In-Control Agreements" above.

1997 CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Stein, in his capacity as the Chairman of the Board and Chief Executive Officer, participates in the same compensation programs as the other Named Officers. The Compensation Committee has targeted Mr. Stein's total compensation, including compensation derived from the Incentive Plan and the stock option plan, at a level it believes is competitive with the average amount paid by other electronics companies.

     Mr. Stein's annual base salary was increased from $660,000 to $700,000 in June 1997, primarily based on personal accomplishments and Company performance in 1996 and 1997. Mr. Stein's Incentive Plan award for 1997, as discussed above under "Executive Officer Compensation," was based on individual performance considerations. Major factors taken into account included the continued recruitment of top management, the successful closing of the San Jose fabrication facility, the sale of the Company's subsidiary, COMPASS Design Automation, Inc., and the strategic relationship entered into with Wafer Technology Malaysia. The 1997 stock option grant to Mr. Stein is believed to be competitive in the industry. Mr. Stein also receives additional life insurance and income tax preparation services. In addition, Mr. Stein has an Executive Salary Continuation Agreement entered into with the Company in 1996. See "EXECUTIVE OFFICER COMPENSATION -- Executive Salary Continuation Agreement" above.

     This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement (or any portion hereof) into any filing under the Securities Act of 1933 or under the Exchange Act (collectively, the "Acts"), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

                                          Submitted by the
                                          Compensation Committee:

                                          Pierre S. Bonelli
                                          Robert P. Dilworth, Chairman

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 (the "S&P 500") index and the Hambrecht & Quist Technology ("H&Q Technology") index. The H&Q Technology index is composed of approximately 200 companies in the electronics and technology industry, including semiconductors, health care and related service industries. Historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

        MEASUREMENT PERIOD                VLSI                                    H & Q
      (FISCAL YEAR COVERED)            TECHNOLOGY           S & P 500          TECHNOLOGY
12/26/92                                 100.00              100.00              100.00
12/28/93                                 132.31              110.08              117.41
12/30/94                                 147.69              111.53              141.04
12/29/95                                 223.08              153.45              210.89
12/27/96                                 293.85              188.68              262.10
12/26/97                                 290.77              251.63              207.29

                   Assumes $100 invested on December 26, 1992

                *Total return assumes reinvestment of dividends
      Note: Total returns for the S&P 500 index and for the H&Q Technology index are weighted based on market capitalization.

                                           12/26/92   12/28/93   12/30/94   12/29/95   12/27/96   12/26/97
                                           --------   --------   --------   --------   --------   --------
VLSI TECHNOLOGY..........................  $100.00    $132.31    $147.69    $223.08    $293.85    $290.77
S & P 500................................   100.00     110.08     111.53     153.45     188.68     251.63
H & Q TECHNOLOGY.........................   100.00     117.41     141.04     210.89     262.10     207.29

     The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement (or any portion hereof) into any filing under the Acts, except to the extent that the Company specifically incorporates this performance graph by reference, and shall not otherwise be deemed filed under such Acts.

             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            TO INCREASE AUTHORIZED SHARES AND ELIMINATE JUNIOR STOCK

GENERAL

     The Company's Restated Certificate of Incorporation, as amended, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock, consisting of 100,000,000 shares designated as Common Shares, $.01 par value per share, and 2,000,000 shares designated as Preferred Shares, $.01 par value per share. The Common Shares are issuable in series and currently consist of 99,000,000 authorized shares of Common Stock, 600,000 authorized shares of Series B Common Stock and 400,000 shares of authorized but undesignated Junior Common Stock.

PROPOSED AMENDMENT

     In March 1998, the Board of Directors of the Company authorized an amendment to the Certificate (the "Certificate Amendment"), subject to stockholder approval, to increase the authorized number of shares of Common Shares and Common Stock by 100,000,000 shares and to eliminate the Series B and Junior Common Stock, non of which is outstanding. Under the proposed amendment, subparagraphs (c) and (e) of paragraph 4 of the Certificate relating to the rights, preferences, privileges and restrictions for Junior Common Stock and Series B Common Stock would be deleted in their entirety and subparagraphs (a) and (b) of paragraph 4 of the Certificate would be amended to read as follows:

          "(a) Classes of Stock. This Corporation is authorized to issue two classes of shares designated respectively "Common Shares" and "Preferred Shares." The total number of shares which this Corporation shall have the authority to issue is Two Hundred Two Million (202,000,000), of which Two Hundred Million (200,000,000) shall be Common Shares and Two Million (2,000,000) shall be Preferred Shares. Each Common Share and each Preferred Share shall have a par value per share of $.01, and the aggregate par value of the Common Shares and the Preferred Shares shall be $2,000,000 and $20,000, respectively, for an aggregate par value of $2,020,000.

          (b) Common Shares. The Common Shares authorized by this Certificate of Incorporation shall be designated "Common Stock" and shall consist of Two Hundred Million (200,000,000) shares."

The stockholders are being asked to approve such Certificate Amendment. The proposed Certificate Amendment would give the Board the authority to issue additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may otherwise be required by applicable law.

SHARES RESERVED

     Of the 99,000,000 currently authorized shares of Common Stock, 45,805,566 shares of Common Stock were issued and outstanding as of December 26, 1997. In addition, as of such date, approximately 8,577,923 shares were reserved for issuance under the Company's option plans, approximately 2,987,186 shares were reserved for issuance under the Purchase Plan and approximately 3,147,810 shares are reserved for issuance under the terms of the Company's Convertible Subordinated Notes. Accordingly, as of December 26, 1997, the Company has 38,481,515 shares of authorized but unissued and unreserved Common Stock available for issuance.

PURPOSE AND EFFECT OF THE AMENDMENT

     The principal purpose of this proposed amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock is to make such shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in connection with a stock split, raising additional capital through the sale of the Company's securities, acquisition of another company or its business or assets, establishing a strategic relationship with a corporate partner, or providing options or other stock incentives to the Company's employees, consultants or others.

     The Board of Directors has no present agreement or arrangement, plan or understanding with respect to the issuance of any such shares. If the Certificate Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. Holders of the Company's securities as such have no statutory preemptive rights with respect to issuances of Common Stock.

     The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

     The purpose of eliminating Junior Common Stock is that the Company has no intention of ever using Junior Common Stock in the future.

POTENTIAL ANTI-TAKEOVER EFFECT

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     VLSI has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including (i) the First Amended and Restated Rights Agreement dated as of August 12, 1992, as amended, providing for the distribution of rights to purchase additional shares of the Company's Preferred Stock in the event of certain attempts to acquire control of the Company; (ii) provisions in the 1992 Plan and the Directors' Plan providing for the acceleration of exercisability of outstanding options in the event of a sale of assets, merger or change in control; (iii) provisions of the Certificate authorizing the Board to issue up to 2,000,000 shares of Preferred Shares with terms, provisions and rights fixed by the Board; and (iv) provisions in the Company's bylaws regarding certain procedural matters relating to stockholder proposals, cumulative voting and nomination of directors. The Named Officers are also party to Change-In-Control Agreements. (See "EXECUTIVE OFFICER
COMPENSATION -- Change-In-Control Agreements").

REQUIRED VOTE

     The adoption of the amendment to the Certificate of Incorporation requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. The effect of an abstention is the same as that of a vote against the proposal. Management recommends voting "FOR" approval of the proposed Certificate Amendment. If the Certificate Amendment is not so approved, the Company's authorized capital stock will not change.

           APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors of the Company in August 1983 and has been amended numerous times since then. Initially, 600,000 shares were reserved for issuance under the Purchase Plan. In 1988, 1989, 1991, 1993 and 1995, the stockholders approved increases of 1,000,000, 1,000,000, 2,000,000, 2,000,000 and 2,400,000 shares, respectively, bringing the number of shares issuable under the Purchase Plan to a total of 9,000,000. The Purchase Plan provides an opportunity and incentive for all employees to become stockholders of their Company.

PROPOSED AMENDMENT

     In November 1997, the Board of Directors authorized an amendment to the Purchase Plan (the "Amendment") to increase the shares reserved for issuance thereunder by 2,000,000 shares, bringing the total number of shares issuable under the Purchase Plan to 11,000,000 shares.

     At the Annual Meeting, the stockholders are being requested to approve the amendment to the Purchase Plan increasing the shares reserved for issuance thereunder.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the Purchase Plan. The Board of Directors recommends voting "FOR" approval of the amendment to the Purchase Plan.

GENERAL

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. The purpose of the Purchase Plan is to provide employees of the Company and its majority-owned subsidiaries that participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company at discounted prices through payroll deductions.

     As of December 26, 1997, 8,012,814 shares had been purchased under the Purchase Plan at a weighted average purchase price of $7.2056 per share, and 987,186 shares remained available for future purchase under the Purchase Plan. Giving effect to the increase in shares approved by the Board of Directors in November 1997, which is subject to stockholder approval at the Annual Meeting, there will be 2,987,186 shares available for purchase under the Purchase Plan. As of December 26, 1997, approximately 2,483 employees were eligible for the Purchase Plan, of whom 1,613 were participants.

ADMINISTRATION

     The Purchase Plan is to be administered by the Compensation Committee or, if no such committee has been appointed by the Board of Directors, then by the Board of Directors itself. The Purchase Plan also requires that the body administering it meet the requirements, if any, of Rule 16b-3, promulgated under the Exchange Act, for plans of this type.

ELIGIBILITY AND PARTICIPATION

     Any person who is customarily employed for at least 20 hours per week and at least five months per calendar year by the Company or its majority-owned subsidiaries is eligible to participate in offerings under the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions at least 15 days prior to the applicable offering period, as defined below, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering period. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate in the Purchase Plan until the commencement of the next offering period.

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth, as to the Named Officers, all current executive officers as a group and all other employees who participated in the Purchase Plan: (i) the number of shares of the Company's Common Stock purchased under the Purchase Plan during the last fiscal year; (ii) the dollar value of the benefit; and (iii) the amount of payroll deductions for future purchases accumulated through December 26, 1997 for the current purchase period under the Purchase Plan, which purchase period commenced November 1, 1997:

                             AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN
                                LAST FISCAL YEAR

                                                          NUMBER OF                     PAYROLL
                                                            SHARES        DOLLAR       DEDUCTIONS
                 NAME OF INDIVIDUAL OR                    PURCHASED        VALUE      AS OF FISCAL
            IDENTITY OF GROUP AND POSITION                   (#)          ($)(1)      YEAR END(2)
            ------------------------------               ------------    ---------    ------------
Alfred J. Stein........................................      1,423       $  37,281     $   9,693
Chairman of the Board and Chief Executive Officer
Richard M. Beyer.......................................      1,415          37,044         4,955
President and Chief Operating Officer
Balakrishnan S. Iyer...................................      1,702          45,547         4,629
Senior Vice President and Chief Financial Officer
John S. Hodgson........................................          0               0             0
Senior Vice President, Worldwide Sales and Technology
  Centers
Thierry M. Laurent.....................................          0               0             0
Senior Vice President and General Manager,
  Communications Products Group
All current executive officers as a group..............      6,112         161,568        23,623
(9 persons)
All other employees as a group.........................    562,174       8,614,185     2,635,524

---------------
(1) Market value on the date of purchase, minus the purchase price under the Purchase Plan.

(2) Represents payroll deduction amounts since last purchase date.

OFFERING DATES

     The Purchase Plan is currently implemented by two 6-month offering periods per year that commence on May 1 and November 1 of each year. The Board of Directors has the power to alter the duration of the offering periods or purchase periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period or purchase period, as the case may be, to be affected.

PURCHASE PRICE

     Shares are purchased on the last business day of each offering period (a "purchase date") unless a participant withdraws from the offering period prior to such purchase date. The purchase price per share is the lower of: 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period (the "Entry Price"), or 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may choose any percentage of their compensation, which is deducted from his or her compensation through payroll deductions. A participant may discontinue his or her participation in the Purchase Plan at any time during an offering period and may decrease, but not increase, the rate of payroll deductions once during an offering period.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her that are exercisable on each purchase date. The maximum number of shares placed under option to a participant is the lesser of: (a) that number determined by dividing the amount accumulated in such participant's account during the purchase period by the lower of: (i) the Entry Price or (ii) 85% of the fair market value of the Common Stock on the last day of such offering period; (b) 8,400 shares; (c) a maximum number of shares set in respect of each purchase period by the Compensation Committee, if any (the "Maximum Share Amount"); and (d) the limit imposed on yearly purchases under qualified employee stock purchase plans by
Section 423 of the Code and the regulations thereunder. Employees must be notified of the Maximum Share Amount, if any, not less than 15 days prior to the beginning of the first affected offering period. Once set, such Maximum Share Amount remains in effect for all succeeding offering periods until re-set or eliminated by the Board of Directors. Currently, the Board of Directors has implemented a restriction that shares purchased in excess of 500 shares during any offering period must be held for a period of at least one year.

     Unless the employee's participation is discontinued prior to a purchase date, his or her option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price.

WITHDRAWAL; TERMINATION OF EMPLOYMENT

     A participant's interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be made at any time prior to the end of the applicable offering period. A participant's withdrawal from one offering period does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan. Upon withdrawal from an offering period, all payroll deductions that have been credited to the participant's account and that have not been applied toward the purchase of shares of Common Stock will be returned to the participant without interest.

     Termination of a participant's employment for any reason, including retirement or death, cancels the participant's participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or to his or her beneficiaries without interest.

CAPITAL CHANGES

     In the event any change is made in the Company's capitalization, such as a stock split or payment of a stock dividend, which change results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Purchase Plan, as well as in the number of shares reserved for issuance under the Purchase Plan.

     In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such proposed actions, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, all options shall be assumed by such successor corporation or, in the Board's sole discretion, the Board may, in lieu of such assumption, give all participants the right to exercise their options as to all of the shares subject to option.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

     The Board of Directors may at any time amend, suspend or terminate the Purchase Plan. Termination or suspension of the Purchase Plan automatically terminates all outstanding options. Amendments to the Purchase Plan or to options thereunder that would adversely affect the rights of any participant under an option theretofore granted shall only be effective as to such options if the participant's consent is obtained. No amendment may be made to the Purchase Plan without approval of the stockholders of the Company if stockholder approval of such amendment is necessary and desirable to comply with
Section 423 of the Code or with Rule 16b-3, or any successor rule.

TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

     If the shares have been held by the participant for more than two years after the date of option grant and for more than one year after the date of purchase, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) 15% of the fair market value of the shares at the date of commencement of the offering period, will be treated as ordinary income. Any additional gain will be treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

     The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon dispositions of shares prior to the expiration of the holding periods described above. Any such deduction may be limited in the case of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers under Internal Revenue Code Section 162(m).

     The foregoing is only a brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan, does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

                APPROVAL OF AN AMENDMENT TO THE 1992 STOCK PLAN

     Since 1982, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased stockholder value. Management believes stock options are one of the prime ways to attract and retain key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the semiconductor/high technology industries.

PROPOSED AMENDMENT

     In March 1998, the Company's Board of Directors, subject to stockholder approval, adopted an amendment to the 1992 Stock Plan (the "1992 Plan") to increase the number of shares reserved for issuance under the 1992 Plan from 9,500,000 shares to 11,500,000 shares. At the Annual Meeting, stockholders are being asked to approve the increase in shares reserved under the 1992 Plan.

PURPOSE OF THE AMENDMENT

     In January 1998, the Board of Directors adopted the 1998 Nonstatutory Stock Option Plan (the "1998 Plan") and reserved 6,000,000 shares of Common stock for issuance thereunder. The Company currently intends to use the 1992 Plan primarily for options granted to officers (as defined in the rules under Section 16 of the Exchange Act) and the 1998 Plan for options granted to non-officers, since by its terms, such officers are excluded from participating in the 1998 Plan. Purposes for which options are intended to be granted to officers under the 1992 Plan include recruitment of new officers and the retention, promotion or retirement of existing officers. It is anticipated that substantially all of the shares the stockholders are being asked to approve will be used for such purposes over the next one to three years.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1992 Plan. The Board of Directors recommends that stockholders vote "FOR" ratification of the increase in shares reserved under the 1992 Plan.

GENERAL

     The 1992 Plan provides an incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, affords them an opportunity to acquire a proprietary interest in the Company, and enables the Company to enlist and retain the best available talent for the conduct of its business. The 1992 Plan permits the granting of incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), stock appreciation rights ("SARs"), stock purchase rights ("Purchase Rights"), long-term performance awards ("Long-Term Awards") and stock bonus awards ("Stock Bonuses"). SARs, Purchase Rights, Long-Term Awards and Stock Bonuses are referred to collectively as "Rights." In 1997, the Company granted stock bonuses to various employees in connection with patent bonus programs. The Company does not currently have any specific plans to grant any awards under the 1992 Plan other than options or stock bonuses.

ELIGIBILITY

     Awards may be granted under the 1992 Plan to employees (including officers and directors) and consultants of the Company, its parent (if any) and its subsidiaries. The 1992 Plan provides that NSOs, SARs, Purchase Rights, Stock Bonuses and Long-Term Awards may be granted to employees and consultants of the Company or any parent or majority-owned subsidiary of the Company. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary of the Company. As of December 26, 1997, the Company's 2,483 employees and its consultants would have been eligible to participate in the 1992 Plan.

ADMINISTRATION

     The 1992 Plan may be administered by the Board of Directors or by a committee of the Board (the "Administrator"), and is currently administered by the Compensation Committee, which is composed solely of non-employee directors. The Administrator has full power to select, from among the employees and consultants eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1992 Plan. The interpretation and construction of any provision of the 1992 Plan by the Administrator shall be final and conclusive.

STOCK OPTIONS

     The term of each option will be fixed by the Administrator and may not exceed 10 years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to 10% stockholders. The Administrator determines the time or times that each option may be exercised. Options may become exercisable in installments, and the exercisability of options may be accelerated either automatically upon the occurrence of certain events described in the 1992 Plan or the option agreement or on a discretionary basis by the Administrator.

     The Administrator sets the option exercise price, which may be less than 100% of the fair market value on the date of grant of the option. The method of payment of consideration with respect to shares issued upon exercise of options granted under the 1992 Plan shall be determined by the Administrator (and, in the case of ISOs, determined at the time of grant) and may be any legal form of consideration permitted by applicable laws.

     The Administrator of the 1992 Plan may at any time offer to buy out, for a payment in cash or shares of Common Stock of the Company, any option previously granted, based on such terms and conditions as the

Administrator shall establish and communicate to the optionee at the time that such offer is made. Buy-out offers made to persons who are subject to Section 16 of the Exchange Act, referred to herein as "Insiders," may only be payable in cash.

STOCK APPRECIATION RIGHTS

     The 1992 Plan also permits the granting of nontransferable stock appreciation rights. SARs may be granted in connection with all or any part of an option, either concurrently with the grant of such option or at any time thereafter during the term of the option, or may be granted independently of options.

     The Administrator of the 1992 Plan may place limits on the aggregate amount that may be paid upon exercise of an SAR, provided, however, that with respect to SARs granted in connection with options, such limits shall not restrict the exercisability of the related option. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or any combination thereof, as the Administrator may determine.

TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP

     Under the 1992 Plan, the period of time during which an option or SAR may be exercised following an optionee's termination of employment or consulting relationship for any reason is such period as is determined by the Administrator, up to a maximum of 10 years in the case of death or permanent disability and five years in the case of termination for any other reason. After termination of employment or consulting, an option or SAR may thereafter be exercised during the specified period but in no event after the expiration of the original term of the option or SAR. After termination, an option or SAR is generally only exercisable to the extent it was exercisable at the date of such termination, unless otherwise determined by the Administrator. The employment or consulting relationship is not considered to be terminated in the event of certain leaves of absence or transfers between the Company, its parent (if any), its majority-owned subsidiaries or its affiliated companies (defined to be companies with respect to which the Company owns, directly or indirectly, at least 20% of the voting power).

STOCK PURCHASE RIGHTS

     The 1992 Plan permits the Company to grant stock purchase rights, which allow the offeree the opportunity to purchase, during a specified period of time not exceeding 60 days, Common Stock of the Company on the terms specified by the Administrator. The Administrator notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 60 days from the date upon which the Administrator made the determination to grant the Purchase Right). Offers may be accepted by execution of a restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

     Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option at the original price paid by the purchaser with respect to unvested shares, exercisable upon the termination of the purchaser's employment or consulting relationship for any reason. The purchase price for shares repurchased by the Company pursuant to the restricted stock purchase agreement may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

LONG-TERM PERFORMANCE AWARDS

     The 1992 Plan also permits the granting of Long-Term Awards payable in cash or Common Stock. The range of values subject to a Long-Term Award may be specified in dollar amounts and/or numbers of shares. Such awards shall be based upon Company, parent, subsidiary, affiliated company and/or individual performance over designated periods, measured by such factors or other criteria as the Administrator deems appropriate. Performance objectives may vary from participant to participant, group to group and period to period. Such awards shall not require payment by the award recipient of any consideration. The Administrator may adjust Long-Term Awards as it deems necessary or appropriate, based on changes in the law or in accounting or tax rules, in order to avoid windfalls or hardships.

STOCK BONUS AWARDS

     The 1992 Plan also permits the granting of Stock Bonuses based on such performance or employment-related factors as the Administrator shall determine. Stock Bonus awards may vary from participant to participant and group to group. Such awards shall not require payment by the recipient of any consideration but may, in the discretion of the Administrator, be subject to vesting or forfeiture restrictions.

WRITTEN AGREEMENTS; RULE 16b-3

     All awards granted under the 1992 Plan shall be evidenced by a written agreement between the Company and the employee or consultant to whom such award is granted. Awards granted to Insiders are subject to any additional applicable restrictions under Rule 16b-3.

RIGHTS NONTRANSFERABLE

     Options and Rights granted pursuant to the 1992 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Options or Rights may be exercised, during the lifetime of the participant, only by the participant or by a permitted transferee.

USE OF STOCK FOR TAX WITHHOLDING

     The 1992 Plan permits participants to satisfy tax withholding obligations arising from the grant, vesting or exercise of options or Rights by surrendering shares of Common Stock already owned, or by directing the Company to withhold from the shares of Common Stock issued or issuable pursuant to the award in question that number of shares, having a fair market value equal to the tax withholding liability as of the applicable tax date. All elections to utilize stock for tax withholding are subject to the approval of the Administrator.

CHANGE-IN-CONTROL PROVISIONS

     The 1992 Plan provides that in the event of a change in control of the Company, except as otherwise determined by the Administrator in its discretion prior to the change in control, all stock options and Rights granted under the 1992 Plan that are outstanding as of the date such change in control is determined to have occurred and that are not yet exercisable and vested on such date will become immediately vested and fully exercisable. A change in control means the occurrence of (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries, or a Company employee benefit plan or trustee thereof) of securities representing 50% or more of the combined voting power of the Company, (ii) a transaction requiring the approval of the stockholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, or
(iii) a change in the composition of the Board of Directors after which less than a majority of the directors in office are incumbent directors.

     In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option and Right shall be assumed or substituted by such successor corporation or a parent or subsidiary of the successor corporation, unless the Administrator determines, in lieu of such assumption or substitution, that the participant shall have the right to exercise the option or Right as to all or a portion of the shares subject to such option or Right that would not otherwise be exercisable, for a period of time determined by the Administrator, after which the options and Rights shall terminate.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization, which change results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the 1992 Plan and the price per share covered by each outstanding option, SAR, Purchase Right and LongTerm Award. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in its discretion, make provision for accelerating the exercisability of shares subject to options or Rights under the 1992 Plan in such event.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend or discontinue the 1992 Plan at any time, but any such amendment, alteration, suspension or discontinuation shall not adversely affect any outstanding option or Right under the 1992 Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the 1992 Plan in such a manner and to such a degree as is required. The 1992 Plan will terminate by its terms on April 30, 2002.

     Subject to applicable laws and the specific terms of the 1992 Plan, the Administrator may accelerate any option or Right or waive any condition or restriction pertaining to such option or Right at any time. The Administrator may also substitute new options or Rights for previously granted options or Rights, including previously granted options or Rights having higher prices, and may reduce the exercise price of any option or Right to the then current fair market value if the fair market value of the Common Stock covered by such option or Right shall have declined since the date the option or right was granted.

FEDERAL INCOME TAX INFORMATION

     The following is only a brief summary of the federal income tax consequences of transactions under the 1992 Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  Stock Options

     An optionee will recognize no taxable income upon grant or exercise of incentive stock options under the 1992 Plan, unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO. Upon an optionee's resale of the underlying shares, any gain will be taxed to the optionee as ordinary income or capital gain, depending on how long the optionee has held the stock.

     An optionee will not recognize any taxable income at the time he or she is granted an NSO under the 1992 Plan. However, upon exercise of the NSO, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon an optionee's resale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss.

     The ordinary income recognized upon exercise of an NSO by an optionee who is also an employee will be treated as wages for tax purposes and will be subject to tax withholding by the Company out of the current compensation paid to such person, if any.

  Stock Appreciation Rights

     No income will be recognized by a recipient in connection with the grant of an SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the fair market value of any Common Stock (or cash, as the case may be) received upon the exercise. In the case of a recipient who is also an employee, any taxable income recognized upon exercise of an SAR will constitute wages for which withholding will be required. Any gain or loss on the resale of Common Stock acquired, upon exercise of an SAR, will be treated as capital gain or loss.

  Stock Purchase Rights

     Purchase Rights will generally be taxed in the same manner as NSOs.

  Long-Term Performance Awards

     Generally, no income will be recognized by a recipient in connection with the grant of a Long-Term Award of stock that is subject to vesting restrictions (referred to as "restricted stock"), unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant. Otherwise, at the time the Long-Term Award vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the same tax consequences as for NSOs. In the case of a recipient who is also an employee, any amount included in income will be subject to withholding by the Company.

  Stock Bonuses

     A recipient who receives fully vested shares of Common Stock pursuant to a Stock Bonus will generally recognize ordinary income in the year of receipt equal to the fair market value of the stock on the date of grant. If the recipient receives restricted stock pursuant to a Stock Bonus Award, the recipient will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Section 83(b) election is timely filed within 30 days of the date of grant). If the recipient is an employee, any amount included in income will be subject to withholding by the Company.

DEDUCTIBILITY BY THE COMPANY

     Ordinarily, the Company will receive a tax deduction for federal income tax purposes in connection with awards under the 1992 Plan in the same amount as the compensaton income recognized by the participant. However, Internal Revenue Code
Section 162(m) contains special rules limiting the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. Compensation that qualified as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the Company. To qualify as "performance-based" within the meaning of Section 162(m), options and stock appreciation rights must be granted with an exercise price of not less than 100% of the Common Stock on the date of grant, among other things. To the extent these requirements are met, compensation attributable to options and stock appreciation rights granted to executive officers under the 1992 Plan will qualify as performance-based compensation for purposes of Section 162(m), and the Company will generally be entitled to a tax deduction in the amount recognized by such officers in connection with such awards. Compensation attributable to stock purchase rights, long-term performance awards and stock bonuses will not generally qualify as "performance-based" within the meaning of
Section 162(m). As a result, income recognized by executive officers in connection with such awards will be subject to the limitations on deductibility under such Section.

PARTICIPATION IN 1992 PLAN

     The grant of options, stock appreciation rights, stock purchase rights, stock bonus awards and long-term performance awards under the 1992 Plan to employees, including the Named Officers, is subject to the discretion of the Administrator. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1992 Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year.

                             AMENDED PLAN BENEFITS
                                1992 STOCK PLAN

                                                           NUMBER OF SECURITIES
                  NAME OF INDIVIDUAL OR                         UNDERLYING
             IDENTITY OF GROUP AND POSITION                 OPTIONS GRANTED(#)    EXERCISE PRICE ($/SH)
             ------------------------------                --------------------   ---------------------
Alfred J. Stein..........................................         150,000                $18.000
Chairman of the Board and Chief Executive Officer

Richard M. Beyer.........................................          25,000                18.000
President and Chief Operating Officer

Balakrishnan S. Iyer.....................................          75,000                15.625
Senior Vice President and Chief Financial Officer                  10,000                18.000
                                                                   15,000                24.188
                                                                   75,000                31.625

John S. Hodgson..........................................         125,000                18.500
Senior Vice President, Worldwide Sales and Technology
Centers

Thierry M. Laurent.......................................          20,000                18.000
Senior Vice President and General Manager,
Communications Products Group

All current executive officers as a group................         715,000                23.094(1)
(9 persons)

All other employees as a group...........................       2,343,950                20.857(1)

---------------
(1) Represents weighted average per share exercise price.

        APPROVAL OF AMENDMENTS TO THE 1986 DIRECTORS' STOCK OPTION PLAN

     The 1986 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors of the Company in August 1986 and has been amended several times since then. Currently, a total of 300,000 shares of the Company's Common Stock are reserved for issuance under the Directors' Plan. The Directors' Plan provides an opportunity for all non-employee members of the Board of Directors to become stockholders of the Company.

PROPOSED AMENDMENTS

     In March 1998, the Board approved amendments to the Directors' Plan (collectively, the "Amendments"), subject to stockholder approval, to: (1) increase the number of shares reserved for issuance thereunder by 300,000; (2) extend the term of the Plan until August, 2006; (3) increase the Directors' annual option to purchase shares from 5,000 to 6,000 shares; (4) allow the Directors to elect to receive their annual retainer and future Board fees in either cash or the Company's Common Stock; if a Director elects to receive his retainer and fees in Common Stock and holds such stock for three years, he will receive an additional stock award in the amount of 25% of the shares held; (5) permit the directors to elect to convert their retainer and Board fees into Common Stock equivalents on a tax-deferred basis, which will be issued when their services on the Board ceases; if a Director elects to defer his retainer and Board fees into Common Stock equivalents and the deferral continues for the three years, the Director will receive an additional award of Common Stock equivalents in the amount of 25% of the amount originally deferred. The Amendments are subject to stockholder approval. Accordingly, no action will be taken under the Amendments until the approval by the stockholders.

     At the Annual Meeting, the stockholders are being requested to ratify and approve the Amendments to the Directors' Plan. The Board believes that the continued service of its outside directors is extremely valuable to the Company and recommends approval of the Amendments, which are intended both to recognize past service and to provide additional incentive for non-employee directors to continue serving on the Company's Board of Directors.

REQUIRED VOTE

     Affirmative votes constituting a majority of the Votes Cast will be required to approve the proposed Amendments to the Directors' Plan. The Board of Directors recommends voting "FOR" approval of the Amendments to the Directors' Plan.

GENERAL

     Options granted under the Directors' Plan are nonstatutory options. The purposes of the Directors' Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors of the Company (the "Outside Directors") and to encourage their continued service on the Board.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors. The interpretation and construction of any provisions of the Directors' Plan shall be within the sole discretion of the Board, whose determination shall be final and conclusive.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to Outside Directors. There are currently five eligible Outside Directors. All grants are automatic and are not subject to the discretion of any person. No option is granted under the Directors' Plan to an Outside Director who holds other options or warrants not granted under the Directors' Plan that have not yet become exercisable.

AUTOMATIC GRANT OF OPTIONS

     Each Outside Director who was serving as such on the date of adoption of the Directors' Plan (August 6, 1986) received an automatic grant on such date of an option to purchase 20,000 shares of Common Stock (the "First Option"). Each Outside Director who becomes a director subsequent to the date of adoption of the Directors' Plan receives an automatic grant of a First Option on the date of his or her appointment or election to the Board. A First Option becomes exercisable cumulatively with respect to 5,000 shares on the first day of each fiscal year following the date of grant.

     After receiving a First Option, an Outside Director is automatically granted an additional option to purchase 5,000 (6,000 shares if the Amendments are approved) under the Directors' Plan (the "Subsequent Option") on the first day of each fiscal year of the Company. The Subsequent Option becomes exercisable in full on the first day of the fourth fiscal year beginning after the date of grant of such option.

     After an Outside Director is granted a First Option and upon the date on which such Outside Director's First Option or a Replenishment Option (as defined below) expires unexercised, such Outside Director shall be automatically granted an option (a "Replenishment Option") to purchase a number of shares equal to 20,000 minus the aggregate number of shares, if any, that were issued to such Outside Director upon exercise of his or her First Option and any previously granted Subsequent Options and Replenishment Options. A Replenishment Option is exercisable in full on the date of grant.

TERMS AND CONDITIONS OF OPTIONS

     Options granted under the Directors' Plan have a ten-year term from the date of grant. The options become exercisable as described above under "Automatic Grant of Options". Payment for shares issued upon exercise of an option may consist of cash or other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination thereof. The exercise price of options granted under the Directors' Plan is the fair market value of the Company's Common Stock on the date of grant. The Directors' Plan provides that, if the Outside Director ceases to serve as a director due to death or permanent disability, options may be exercised at any time within six months after termination of service. Following termination of service as a director for any other reason, options may be exercised within 30 days after such termination. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order as defined by the Code, or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and may be exercised, during the lifetime of the optionee, only by the optionee or by a permitted transferee.

CAPITAL CHANGES

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization that results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Directors' Plan, as well as in the number of shares reserved for issuance under the Directors' Plan. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all options shall be assumed by such successor corporation.

AMENDMENT, TERMINATION AND TERM OF THE DIRECTORS' PLAN

     The Board of Directors may amend the Directors' Plan from time to time or may terminate it without approval of the stockholders of the Company. However, the provisions of the Directors' Plan that relate to the amount, price and timing of options granted under the Directors' Plan may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder. Furthermore, stockholder approval is required for any amendment that increases the number of shares subject to the Directors' Plan, changes the designation of persons eligible for grants under the Directors' Plan, materially increases the benefits that may accrue to participants under the Directors' Plan or changes the number of shares subject to options granted under the Directors' Plan or the terms thereof. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any option previously granted under the Directors' Plan without the consent of the optionee. In any event, the Directors' Plan will expire by its terms in August 2001 (August 2006 if the Amendments are approved by the stockholders).

PARTICIPATION IN THE DIRECTORS' PLAN

     The grant of options under the Directors' Plan is automatic, as described above. Only non-employee directors are eligible to receive options under the Directors' Plan; executive officers (including the Named Officers) are not eligible. The following table sets forth information with respect to the grant of options under the Directors' Plan during the last fiscal year:

                             AMENDED PLAN BENEFITS
                       1986 DIRECTORS' STOCK OPTION PLAN

                                                                NUMBER OF
                                                            SHARES UNDERLYING
   NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION      OPTIONS GRANTED     EXERCISE PRICE ($/SH)
   ----------------------------------------------------     -----------------    ---------------------
Pierre S. Bonelli, Outside Director.......................        5,000                 $24.125
Robert P. Dilworth, Outside Director......................        5,000                  24.125
                                                                 10,000                  18.000
                                                                 ------
                                                                 15,000
William G. Howard, Jr., Outside Director..................        5,000                  24.125
Paul R. Low, Outside Director.............................        5,000                  24.125
Horace H. Tsiang, Outside Director........................        5,000                  24.125

TAX INFORMATION

     An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option under the Directors' Plan. However, upon exercise of the option, the optionee will recognize compensation income for federal tax purposes generally measured by the excess, if any, of the fair market value of the shares over the exercise price. Upon a resale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonstatutory option will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount that an optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option granted under the Directors' Plan. The foregoing summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant of options and purchase of shares under the Directors' Plan does not purport to be complete. In addition, this summary does not discuss the consequences of an optionee's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 25, 1998 and recommends that stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements since 1980. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Larry L. Grant, Secretary

Date: April 6, 1998

                              VLSI TECHNOLOGY, INC.

                                 1992 STOCK PLAN

              (As adopted by the Board of Directors on May 1, 1992
              and as amended on November 17, 1994, March 12, 1996,
                         March 21, 1997 and May 4, 1998,
                        and approved by the stockholders
                       on August 20, 1992, April 27, 1995,
                          May 31, 1996, May 7, 1997 and
                             ________________, 1998)

         1. Purposes of the Plan. The purpose of this 1992 Stock Plan is to enable the Company to provide an incentive to Employees and Consultants whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain the best available talent for positions of substantial responsibility. It is intended that this purpose will be effected through the granting of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonus Awards and Long-Term Performance Awards.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                 (b) "Affiliated Company" means a corporation, whether now or hereafter existing, which is not a Subsidiary but with respect to which the Company owns, directly or indirectly through one or more Subsidiaries, at least 20% of the total voting power of all classes of stock.

                 (c) "Applicable Laws" means the legal requirements relating to the administration of stock option and equity incentive plans under applicable state corporate and securities laws and under the Code.

                 (d)      "Board" means the Board of Directors of the Company.

                 (e) "Code" means the Internal Revenue Code of 1986, as amended.

                 (f) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                 (g)      "Common Stock" means the Common Stock of the Company.

                 (h) "Company" means VLSI Technology, Inc., a Delaware corporation.

                 (i) "Consultant" means (i) any person, including an advisor, who is engaged by the Company or by a Parent or Subsidiary of the Company to render consulting services to it and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are compensated, through a director's fee or other standard director compensation, only for their services as Directors of the Company, (ii) any currently authorized manufacturer's representative or sales representative firm which sells products of the Company or of a Parent or Subsidiary of the Company, as designated by the Company in its sole discretion (which designation shall be subject to withdrawal at any time for any or no reason), whether compensated by the Company for service as such or not, or (iii) any individual who is employed by such a manufacturer's representative or sales representative firm to perform services which include the sale of products of the Company or of a Parent or Subsidiary of the Company, whether compensated by the Company for such services or not.

                 (j) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant, provided, however, that Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, its Affiliated Companies or its successor. In the case of a leave of absence which extends for more than ninety (90) days and after which there is no contractual or statutory guaranty of reemployment, the Employee's employment or Consultant's service as such shall be deemed to have terminated on the ninety-first (91st) day of such leave of absence.

                 (k)      "Director" means a member of the Board.

                 (l) "Disability" means total and permanent disability, as defined in Section 22(e)(3) of the Code.

                 (m) "Employee" means any person, including Officers and Directors, employed by the Company or by any Parent or Subsidiary of the Company, as such term is defined under common law and interpreted by the rules and regulations under the Code. Neither service as a Director nor the payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                 (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (o) "Fair Market Value" means, as of a specified date, the value of Common Stock determined by the Administrator as follows:

                          (i)     If the Common Stock is listed on any
established stock exchange or quoted on a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or, if listed on more than one exchange, the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                          (ii)    If the Common Stock is quoted on the NASDAQ
System (but is not included on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the closing bid and closing asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                          (iii)   In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                 (p) "Incentive Stock Option" means an Option that satisfies the provisions of Section 422 of the Code.

                 (q)      "Insider" means an Officer or Director.

                 (r) "Long-Term Performance Award" means an award granted pursuant to Section 10 of the Plan.

                 (s) "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

                 (t) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR, Long-Term Performance Award or Stock Bonus Award grant. The Notice of Grant is part of the Option Agreement, the Restricted Stock Purchase Agreement, the SAR Agreement, the Long-Term Performance Award agreement or the Stock Bonus Award agreement, as the case may be.

                 (u) "Officer" means an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (v) "Option" means a stock option granted pursuant to the Plan.

                 (w) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

                 (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                 (z) "Option Exchange Program" means a program whereby outstanding options (whether originally granted under this Plan or under other plans of the Company) are surrendered in exchange for Options with a lower exercise price.

                 (aa) "Outside Director" shall mean a Director who is not an Employee.

                 (bb) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (cc)     "Plan" means this 1992 Stock Plan.

                 (dd) "Restricted Stock" means shares of Common Stock purchased pursuant to Stock Purchase Rights granted under Section 8 of the Plan.

                 (ee) "Restricted Stock Purchase Agreement" means a written agreement between the Company and an Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (ff) "Right" means and includes SARs, Long-Term Performance Awards, Stock Purchase Rights and Stock Bonus Awards granted pursuant to the Plan.

                 (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act (or any successor to Rule 16b-3), as in effect when discretion is being exercised with respect to the Plan.

                 (hh) "SAR" means a stock appreciation right granted pursuant to Section 7 of the Plan.

                 (ii) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The SAR Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (jj) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                 (kk) "Stock Bonus Award" means an award granted pursuant to Section 9 of the Plan.

                 (ll) "Stock Purchase Right" means a right to purchase Common Stock granted pursuant to Section 8 of the Plan.

                 (mm) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         In addition, the term "waiting period", the term "Performance Period", the terms "Change in Control" and "Incumbent Directors" and the term "Tax Date" shall have the meanings set forth in Sections 7, 10, 12 and 13 of the Plan, respectively.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 12 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 11,500,000, subject to stockholder approval at the 1998 Annual Meeting of Stockholders. The Shares may be authorized but unissued or reacquired stock.

                 If an Option or Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options or Rights granted under the Plan.

                 Notwithstanding any other provision of the Plan, Shares issued upon exercise of Options or Rights under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4.      Administration of the Plan.

                 (a) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Outside Directors, Directors who are Employees, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

                 (b) Administration With Respect to Directors and Officers. With respect to grants of Options or Rights to Employees or Consultants who are also Officers or Directors, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3 and (II) in such a manner as to satisfy the Applicable Laws.

                 (c) Administration With Respect to Other Persons. With respect to grants of Options or Rights or to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                 (d) Committee Composition. Once a Committee has been appointed pursuant to subsection (b) or (c) of this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (b), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

                 (e) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                          (i)     to grant Incentive Stock Options,
Nonstatutory Stock Options, SARs, Stock Purchase Rights, Stock Bonus Awards and Long-Term Performance Awards;

                          (ii)    to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(o) of the Plan;

                          (iii)   to select the Employees and Consultants to
whom Options and Rights may from time to time be granted hereunder;

                          (iv)    to determine whether and to what extent
Options and Rights, or any combination thereof, are granted hereunder;

                          (v)     to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                          (vi)    to approve forms of agreements for use under
the Plan;

                          (vii)   to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder and of the Options or Rights so awarded (including, but not limited to, the exercise or purchase price and any restriction or limitation regarding any Option or Right and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                          (viii)  to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common
Stock;

                          (ix)    to reduce the exercise price of any Option or
Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Right shall have declined since the date the Option was granted;

                          (x)     to modify or amend the terms and conditions
of any Option or Right, subject to Section 15 of the Plan (including, but not limited to, accelerating vesting or waiving forfeiture restrictions);

                          (xi)    to institute an Option Exchange Program;

                          (xii)   to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                          (xiii)  to interpret the Plan and to prescribe, amend
and rescind rules and regulations relating to the Plan; and

                          (xiv)   to make all other determinations deemed
necessary or advisable for administering the Plan.

                 (f) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding.

                 (g) Suspension or Termination of Option or Right. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any Option or Right or to receive any benefits relating thereto pending a determination by the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option or Right or to receive any benefits relating to Options or Rights whatsoever. In making such determination, the Administrator shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Administrator.

         5. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Right may, if he or she is otherwise eligible, be granted additional Options or Rights.

         6. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7.      Options and SARs.

                 (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant, which shall expressly identify the Options as either Incentive Stock Options or as Nonstatutory Stock Options and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective holders of outstanding options or rights, to issue Options or Rights in exchange for the surrender and cancellation of any or all outstanding options or rights held by such person. Option agreements shall contain the following terms and conditions:

                          (i)     Exercise Price; Number of Shares.  The Notice
of Grant shall specify the per Share exercise price for the Shares issuable pursuant to an Option, which shall be such price as is determined by the Administrator. The Notice of Grant shall also specify the number of Shares which are subject to the Option.

                          (ii)    Waiting Period, Exercise Dates and Term.  At
the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased upon exercise of the Option, including the date or dates on which Shares subject to the Option first become available for purchase. The Administrator may specify that an Option may not be exercised until the completion of a specified service period or until certain Company, Subsidiary, Affiliated Company or individual performance objectives are met. Any such period is referred to herein as the "waiting period". At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant. The Notice of Grant shall specify the term of the Option.

                          (iii)   Form of Payment.  The form of payment
acceptable to the Company in payment by an Optionee of the exercise price of Shares to be issued upon exercise of an Option shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and, subject to compliance with the Delaware General Corporation Law, may consist entirely of:

                                  (a)      cash;

                                  (b)      check (personal, cashier's or
certified) or money order;

                                  (c)      promissory note;

                                  (d)      other Shares which (I) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender and (II) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised;

                                  (e)      delivery to the Company of (I) a
properly executed exercise notice, (II) irrevocable instructions to a broker to sell a sufficient number of the Shares being exercised to cover the exercise price and to promptly deliver to the Company the amount of sale proceeds required to pay the exercise price and any required tax withholding relating to the exercise, and (III) such other documentation as the Administrator and the broker shall require to effect a same-day exercise and sale;

                                  (f)      delivery to the Company of (I) a
properly executed exercise notice, (II) irrevocable instructions to a broker or other third party acceptable to the Company to hold the Shares being exercised as collateral for a loan to the Optionee of an amount sufficient to cover the exercise price and to promptly deliver to the Company the amount of loan proceeds required to pay the exercise price and any required tax withholding relating to the exercise and (III) such other documentation as the Administrator and the broker or other third party shall require to effect the transaction;

                                  (g)      delivery of an irrevocable
subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of such subscription agreement;

                                  (h)      any combination of the foregoing
methods of payment; or

                                  (i)      such other method of payment for the
issuance of Shares as is permitted by the Applicable Laws.

                          (iv)    Special Incentive Stock Option Provisions.
In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock

Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                  (a)      Exercise Price.  The per share
exercise price of an Incentive Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                  (b)      Dollar Limitation.  If an Option
granted hereunder to an Optionee is intended to be an Incentive Stock Option, then to the extent that such Option, when considered together with all other incentive stock options held by Optionee (whether granted hereunder or under other plans of the Company or its Parent or Subsidiaries), would cause the Fair Market Value of all shares of stock of the Company, its Parent and Subsidiaries first becoming exercisable by the Optionee during any calendar year to exceed $100,000, such Option shall be treated as a Nonstatutory Stock Option. For purposes of the preceding sentence, (1) options shall be taken into account in the order in which they were granted, and (2) the Fair Market Value of the shares subject to the option shall be determined as of the time the Option or other incentive stock option is granted.

                                  (c)      10% Stockholder.  If any Optionee to
whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner (as determined under Section 424(d) of the Code) of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                                        (1)     The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                        (2)     The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                          (v)     Other Provisions.  Each Option granted under
the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

                          (vi)    Buy-out Provisions.  The Administrator may at
any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made, provided, however, that buy-out offers made to Insiders may only be payable in cash. Any such cash offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3, if any.

                 (b)      SARs.

                          (i)     In Connection with Options.  At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                  (a)      The SAR shall entitle the Optionee
to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (1) the Fair Market Value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                  (b)      When an SAR is exercised, the
related Option, to the extent surrendered, shall be cancelled and shall cease to be exercisable.

                                  (c)      An SAR shall be exercisable only
when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                  (d)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                          (ii)    Independent of Options.  At the sole
discretion of the Administrator, SARs may be granted independently without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                  (a)      The SAR shall entitle the Optionee,
by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                  (b)      To the extent that an SAR is
exercised, it shall be cancelled and shall cease to be exercisable.

                                  (c)      SARs shall be exercisable, in whole
or in part, at such times as the Administrator shall specify in the Optionee's SAR Agreement.

                                  (d)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock on the exercise date exceeds the Fair Market Value of the Common Stock on the date of grant of the SAR.

                          (iii)   Form of Payment.  Unless otherwise specified
in the SAR Agreement, the Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                          (iv)    Rule 16b-3.  SARs granted to Insiders shall
be subject to any additional restrictions of Rule 16b-3 applicable to SARs granted to such persons. An Insider may only exercise an SAR during such time or times as are permitted by Rule 16b-3.

                 (c)      Exercise of Options and SARs.

                          (i)     Right to Exercise.  Any Option or SAR granted
hereunder shall be exercisable at such times and under such conditions as are determined by the Administrator and as shall be permissible under the terms of the Plan.

                          (ii)    No Fractional Shares.  An Option or SAR may
not be exercised for a fraction of a Share.

                          (iii)   Procedure for Exercise.  An Option or SAR
shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option or SAR is being exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement, consist of any consideration and method of payment allowable under the Plan.

                          (iv)    Rights as a Stockholder.  Until the issuance
(as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                          (v)     Effect of Exercise.  Exercise of an Option in
any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR (and the related Option, if any) shall cease to be exercisable to the extent it has been exercised.

                          (vi)    Leave of Absence.  Options and SARs held by
an Optionee shall not be exercisable during the Optionee's leave of absence from his or her employment or consulting relationship with the Company, any Parent or Subsidiary or any Affiliated Company, regardless of the length of such leave, except as otherwise required by law. With respect to an Optionee's leave of absence which is ninety (90) days or less in duration, vesting of all Options and SARs held by the Optionee shall continue uninterrupted during such leave unless otherwise provided in the Option or SAR Agreement. With respect to an Optionee's leave of absence which is more than ninety (90) days in duration, vesting of any or all Options and SARs held by such Optionee shall be suspended until the end of such leave unless (i) otherwise expressly provided in the Option or SAR Agreement or (ii) prohibited by an applicable law or regulation. The employment of an Optionee who takes a leave of absence of more than 90 days after which such Optionee is not guaranteed re-employment by contract or statute shall be deemed to have terminated for purposes of the Plan on the ninety-first (91st) day of such leave of absence.

                 (d) Rule 16b-3. Options and SARs granted to Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                 (e)      Effect of Termination.

                          (i)     Termination of Employment or Consulting
Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), such Optionee may exercise his or her Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of such termination, unless otherwise permitted by the Administrator, and (B) only within such period of time following the date of such termination not exceeding five (5) years as is determined by the Administrator (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                          (ii)    Disability of Optionee.  In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of such termination, unless otherwise permitted by the Administrator, and (B) only within such period of time following the date of termination due to Disability not exceeding ten (10) years as is determined by the Administrator (with such determination being made at the time of grant of the Option in the case of an Incentive Stock Option and not exceeding one (1)
year) and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                          (iii)   Death of Optionee.  In the event of an
Optionee's death during the term of an Option or SAR, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of death, unless otherwise permitted by the Administrator and (B) only within such period of time following the date of death not exceeding ten (10) years as is determined by the Administrator, and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         8.      Stock Purchase Rights.

                 (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in a written Notice of Grant of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, the form of payment that is acceptable (which may, in the discretion of the Administrator, include any form of payment enumerated in Section 7(a)(iii) hereof), and the time within which the offeree must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator and payment of the purchase price. Shares purchased pursuant to a Stock Purchase Right shall be referred to herein as "Restricted Stock".

                 (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's Continuous Status as an Employee or Consultant for any reason (including death or Disability). The purchase price for Shares repurchased by the Company pursuant to the provisions of the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company, whether or not such indebtedness is related to the original purchase of the Shares being repurchased by the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                 (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                 (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders pursuant to Stock Purchase Rights, shall be subject to such additional conditions or restrictions of Rule 16b-3 as may be applicable thereto in order to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.

                 (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         9. Stock Bonus Awards. Stock Bonus Awards may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Stock Bonus Awards shall not require payment by the Optionee of any consideration for the Shares covered by the Stock Bonus Award. The Administrator shall determine, in its sole discretion, the terms, conditions and restrictions relating to each Stock Bonus Award and shall determine any performance or employment-related factors to be considered in the granting of Stock Bonus Awards and the extent to which such Stock Bonus Awards have been earned. Shares issued pursuant to a Stock Bonus Award may be made subject to various conditions, including vesting or forfeiture provisions. Stock Bonus Awards may vary from participant to participant and between groups of participants. Each Stock Bonus Award shall be confirmed by, and be subject to the terms of, a Stock Bonus Award agreement.

         10.     Long-Term Performance Awards.

                 (a) Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the Optionee of any consideration for the Long-Term Performance Award or for the Shares covered by such award. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance or employment factors, if any, to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent, Affiliated Company and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement.

                 (b) Value of Awards. At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

                 (c) Adjustment of Awards. Notwithstanding the provisions of Section 15 hereof, the Administrator may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

         11. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option or Right may be exercised, during the lifetime of the Optionee, only by the Optionee or by a transferee permitted by this Section 11.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                 (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that all Options and Rights shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                 (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. However, the Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right in full, including Shares as to which such Options or Rights would not otherwise be exercisable. If the Administrator makes an Option or Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be fully exercisable for a period of time determined by the Administrator from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                 (d) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

                 (e) Definition of "Change in Control". For purposes of this Section 12, a "Change in Control" means the happening of any of the following:

                          (i)     When any "person", as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                          (ii)    The stockholders of the Company approve a
merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                          (iii)   A change in the composition of the Board of
Directors of the Company, as a result of which fewer than a majority of the directors in office are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

                 (f) No Other Adjustments. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

         13.     Stock Withholding to Satisfy Withholding Tax Obligations.

                 (a) Ability to Use Stock to Satisfy Withholding. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 13. When an Optionee incurs tax liability in connection with the award, vesting or exercise of an Option or Right, which tax liability is subject to tax withholding under applicable tax laws (including federal, state and local laws), and the Optionee is obligated to pay the Company an amount required to be withheld under such applicable tax laws, the Optionee may satisfy the withholding tax obligation (up to an amount calculated by applying such Optionee's maximum marginal tax rate) by electing to have the Company withhold from the Shares to be issued upon award, vesting or exercise of the Option or Right that number of Shares, or by delivering to the Company that number of previously owned Shares, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered, as the case may be, shall be determined on the date that the amount of tax to be withheld is determined (the "Tax Date").

                 (b) Election to Have Stock Withheld. All elections by an Optionee to have Shares withheld or to deliver previously owned Shares pursuant to this Section 13 shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                          (i)     the election must be made on or prior to the
applicable Tax Date;

                          (ii)    all elections shall be subject to the consent
or disapproval of the Administrator; and

                          (iii)   if the Optionee is an Insider, the election
must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                 (c) Section 83(b) Elections. In the event that an election to have Shares withheld is made by an Optionee, no election is filed under Section 83(b) of the Code by such Optionee and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right has been awarded, has vested or has been exercised, as the case may be, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         14. Time of Granting Options and Rights. The date of grant of an Option or Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Right or such future date as is specified in the resolutions of the Administrator grating such Option or Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Right is so granted within a reasonable time after the date of such grant.

         15.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, but no amendment, alteration, suspension or termination shall be made which would impair the rights of any Optionee under any Option or Right theretofore granted without his or her consent.

                 (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor statute or rule or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                 (c) Effect of Amendment or Termination. Any such amendment, alteration, suspension or termination of the Plan shall not adversely affect Options or Rights already granted and such Options and Rights shall remain in full force and effect as if this Plan had not been amended, altered, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16.     Conditions Upon Issuance of Shares.

                 (a) Legal Compliance. Shares shall not be issued pursuant to the award, vesting or exercise of an Option or Right unless the award, vesting or exercise of such Option or Right, as the case may be, and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) Investment Representation. As a condition to the receipt of Shares upon the award, vesting or exercise of an Option or Right, the Company may require the person receiving such Shares to represent and warrant at the time of any such award, vesting or exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 (c) Regulatory Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                 (d) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Agreements. Options and Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

         19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         20. No Employment or Consulting Agreement. Neither the Plan nor any Option or Right nor any agreement evidencing such awards nor the vesting thereof shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         21. Performance-Based Plan Limitation. The following limitations shall apply to grants of Options to Employees:

                 (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

                 (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                 (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                 (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in this Section 21. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                             VLSI TECHNOLOGY, INC.

                           1986 DIRECTORS' STOCK PLAN

                          (As adopted by the Board of
                    Directors on August 6, 1986 and amended
        January 15, 1987, August 5, 1993, March 11, 1994, March 4, 1998
                      and approved by the stockholders on
            April 22, 1987, May 5, 1994, and _______________, 1998)


         1. Purposes of the Plan. The purposes of this Directors' Stock Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, to promote Directors' ownership of Common Stock and to encourage their continued service on the Board.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Common Stock" shall mean the Common Stock of the Company.

                 (c) "Common Stock Equivalent" shall mean the right to receive Common Stock in the future that may be granted to a Director pursuant to Section 5 in lieu of a current issuance of Common Stock, subject to certain conditions and limitations imposed in accordance with such Section.

                 (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (e) "Company" shall mean VLSI Technology, Inc., a Delaware corporation.

                 (f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                 (g)      "Director" shall mean a member of the Board.

                 (h) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                 (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of determination, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such system or exchange on the date of determination, as reported in The Wall Street Journal.

                 (k) "Option" shall mean a non-statutory stock option granted pursuant to the Plan.

                 (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

                 (m) "Optionee" shall mean an Outside Director who receives an Option.

                 (n) "Outside Director" shall mean a Director who is not an Employee.

                 (o) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (p)      "Plan" shall mean this 1986 Directors' Stock Option
Plan.

                 (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                 (r) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4.      Administration of the Plan.

                 (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                 (b) Procedure for Option Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                          (i)     No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                          (ii)    Each Outside Director shall be automatically
granted an Option to purchase 20,000 Shares (the "First Option") upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no such Option shall be granted to any Outside Director prior to surrender by such Outside Director for cancellation that portion of any outstanding option or warrant held by such Outside Director to purchase shares of the Company's stock that relates to shares with respect to which such option or warrant has not yet become exercisable.

                          (iii)   After the First Option has been granted to an
Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the first day of each fiscal year of the Company occurring after the grant date of such Outside Director's First Option; provided, however, that in no event shall an Outside Director be granted Options prior to the Amendment Date (as herein defined) to purchase in the aggregate more than 40,000 shares.

                          (iv)    In addition, after the First Option has been
granted to an Outside Director, upon the later to occur of (A) the date of approval by the stockholders (the "Amendment Date") of the Amendments to the Plan that were approved by the Board on August 5, 1993 and March 11, 1994 (the "Amendments") or (B) the date on which the First Option or a Replenishment Option (as herein defined) granted to an Outside Director expires unexercised in whole or in part, such Outside Director shall be automatically granted an option (a "Replenishment Option") to purchase a number of Shares that is equal to 20,000 minus the aggregate number of Shares, if any, that were issued to such Outside Director upon exercise of his First Option and any previously granted Replenishment Options.

                          (v)     Notwithstanding the provisions of subsections
(ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                          (vi)    The terms of an Option granted hereunder
shall be as follows:

                                  (A)      the term of the Option shall be (I)
                          five (5) years for Options granted prior to the Amendment Date and (II) ten (10) years for Options granted on or after the Amendment Date.

                                  (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 10 hereof.

                                  (C)      the exercise price per Share shall
                          be 100% of the Fair Market Value per Share on the date of grant of the Option.

                                  (D)      the Option shall become exercisable
                          as follows:

                                        (I)     If it is a First Option, it
                                                shall become exercisable in
                                                installments cumulatively
                                                with respect to 6,000 Shares
                                                on the first day of the
                                                first, second, third and
                                                fourth fiscal years beginning
                                                after the date of grant of
                                                such First Option;

                                        (II)    If it is a Subsequent Option,
                                                it shall become exercisable
                                                in full on the first day of
                                                the fourth fiscal year
                                                beginning after the date of
                                                grant of such Subsequent
                                                Option; and

                                        (III)   If it is a Replenishment
                                                Option, it shall be
                                                exercisable in full on the
                                                date of grant of such
                                                Replenishment Option;

                          provided, however, that in no event shall (x) any Replenishment Option or (y) any Subsequent Option granted to an Outside Director who had previously been granted Options to purchase in the aggregate more than 40,000 Shares prior to the Amendment Date be exercisable prior to obtaining stockholder approval in accordance with Section 18 hereof of the Amendments.

                 (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(j) of the Plan, the Fair Market Value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 9(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option, the purchase of Common Stock or the crediting of Common Stock Equivalents hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Plan participants and any other holders of any Options, Common Stock or Common Stock Equivalents issued under the Plan.

         5.      Stock Purchase for Director Retainer Fees.

                 (a) Stock and Stock Equivalents. Each Outside Director may receive all or a portion of his or her annual retainer and any meeting fees (which shall include any additional annual retainer or fees paid to a committee chair) in Shares of Common Stock or, if elected by the Director, in Common Stock Equivalents. An election pursuant to this Section 5 must be made in writing on or before the first day of the beginning of the Outside Director's annual retainer period in the case of an election to receive Common Stock Equivalents and on or before the first day of the beginning of an Outside Director's quarterly retainer period in the case of an election to receive Common Stock. Any such election shall entitle the Outside Director to a number of Shares of Common Stock or Common Stock Equivalents determined by dividing
(i) the dollar amount of the portion of the retainer for the fiscal period that is to be paid in shares of Common Stock or Common Stock Equivalents by (ii) the Fair Market Value of one Share of Common Stock as of the last day of each such fiscal period, rounded up to the next full number of Shares. In the event any person becomes an Outside Director other than at the beginning of an annual retainer period, such person may elect, within thirty (30) days of the date on which such person becomes an Outside Director, to receive his or her retainer and any meeting fees in Shares of Common Stock or Common Stock Equivalents as described above for the balance of such retainer period in accordance with the formula set forth in the preceding sentence.

         For purposes of this Section 5, an annual retainer period shall begin on the date of an Annual Meeting of the Stockholders of the Company and shall end on the day immediately preceding the next following Annual Meeting.

                 (b) Stock Equivalents. The number of Common Stock Equivalents determined under Section 5(a) for each Outside Director shall be credited to a bookkeeping account established in the name of that Director subject to the following terms and conditions:

                          (i)     If the Company pays a cash dividend with
respect to the Common Stock at any time while Common Stock Equivalents are credited to an Outside Director's account, there shall be credited to the Outside Director's account additional Common Stock Equivalents equal to (a) the dollar amount of the cash dividend the Director would have received had he or she been the actual owner of the Common Stock to which the Common Stock Equivalents then credited to the Director's account relate, divided by (b) the Fair Market Value of one Share of the Company's

Common Stock on the dividend payment date. The Company will pay the Director a cash payment in lieu of fractional stock equivalents on the date of such dividend payment.

                          (ii)    Upon the death or other termination of the
Outside Director's service on the Board, or, if authorized by the Board, such other time or times as specified by the Outside Director at the time of his or her annual election(s), the Company shall deliver to the Outside Director (or his or her designated beneficiary or estate) a number of Shares of Common Stock equal to the whole number of Common Stock Equivalents then credited to the Director's account, together with a cash payment equal to the Fair Market Value of any fractional Common Stock Equivalent.

                          (iii)   The Company's obligation with respect to
Common Stock Equivalents shall not be funded or secured in any manner, nor shall an Outside Director's right to receive Common Stock Equivalents be assigned or transferable, voluntarily or involuntarily, except as expressly provided herein.

                          (iv)    An Outside Director shall not be entitled to
any voting or other stockholder rights as a result of the credit of Common Stock Equivalents to the Director's account until certificates representing Shares of Common Stock are delivered to the Director (or his or her designated beneficiary or estate) hereunder.

                 (c) Stock Grants. Each Outside Director who converts all or a portion of his or her fees into Shares of Common Stock or Common Stock Equivalents pursuant to this Section shall be eligible to receive an additional stock grant provided the Director maintains Continuous Status as a Director for a period of three years after the Shares of Common Stock or Common Stock Equivalents are paid or credited, respectively, pursuant to this Section 5.
The number of additional Shares of Common Stock or Common Stock Equivalents to be paid or credited, respectively, to Outside Directors under this Section 5(c) shall equal the product of (i) the number of Shares of Common Stock or Common Stock Equivalents acquired by the Director pursuant to this Section 5 and beneficially owned by the Director at the end of such three-year period, multiplied by (ii) .25, provided that a maximum of one such additional grant shall be made with respect to a Director's acquisition of Common Stock or Common Stock Equivalents pursuant to this Section 5. (For purposes of the preceding sentence, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Exchange Act including, for this purpose, Common Stock Equivalents credited to a Director's account.) The Company will pay the Director a cash payment in lieu of fractional stock equivalents on the date of such grant. Notwithstanding the foregoing, in the event of a termination of the Plan or an event described in Section 12, the Board may adjust or terminate the Company's obligations pursuant to this Section 5(c) as the Board, in its sole discretion, determines to be necessary or appropriate under the circumstances.

                 (d) Distribution. Shares of Common Stock shall be distributed to Outside Directors as soon as practicable after such distribution is otherwise required under this Section 5. No fractional shares will be issued to any Outside Director. Any amount not used for the acquisition of a Share of Common Stock will be paid to the Outside Director in cash. Distribution of Shares pursuant to this Section 5 shall result in a decrease in the number of Shares that thereafter may be available for purposes of the Plan by the number of Shares so issued.

                 (e) Elections. The Board shall determine the form of Outside Director's elections pursuant to this Section 5, which form shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Outside Directors with respect to Common Stock and Common Stock Equivalents paid with respect to the Director's annual retainer and any meeting fees.

         6.      Eligibility.  Plan participation is limited to Outside
Directors.

                 The Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         7. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect until August 6, 2006, unless sooner terminated under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be as set forth in Section 4(b)(vi)(A) of the Plan.

         9.      Option Exercise Price and Consideration.

                 (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                 (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

         10.     Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 18 hereof has been obtained.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within thirty (30) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (c) Disability of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d)      Death of Optionee.  In the event of the death of an
Optionee:

                          (i)     during the term of the Option who is at the
time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death.

                          (ii)    within thirty (30) days after the termination
of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution or pursuant to a Qualified Domestic Relations Order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may be exercised, during the lifetime of the Optionee, only by the Optionee or by a transferee permitted by this Section 11.

         12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Common Stock Equivalent, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Common Stock Equivalents have yet been granted or credited, respectively, or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Common Stock Equivalent.

                 In the event of the proposed dissolution or liquidation of the Company, Options will terminate and Common Stock Equivalents will convert into Shares of Common Stock immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, Options and Common Stock Equivalents shall be assumed or equivalent options and Common Stock Equivalents shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         14.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that any such Plan revisions or amendments shall be approved by the stockholders of the Company to the extent and in the manner required by applicable law or regulation.

                 (b) Stockholder Approval. Stockholder approval of any amendment requiring stockholder approval under Section 14(a) of the Plan shall be solicited as described in Section 18 of the Plan.

                 (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Common Stock Equivalents already granted or credited, respectively, and such Options or Common Stock Equivalents shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Director and the Board, which agreement must be in writing and signed by the Director and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the Plan unless such issuance and delivery of Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the issuance of Shares pursuant to the Plan, the Company may require the person receiving such Shares to represent and warrant at the time of any such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         18.     Stockholder Approval.

                 (a) The Plan (and any amendments thereto requiring stockholder approval pursuant to Section 13(a) hereof) shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option under the Plan (or subsequent to the amendment, as the case may be). If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

                 (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                              VLSI TECHNOLOGY, INC

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Plan adopted by the Board of Directors on January 15, 1987, amended by the Board on April 22, 1987, February 17, 1989, March 6, 1991, February 11, 1992, February 10, 1993, February 28, 1995 and November 12, 1997 and subject to stockholder approval at the 1998 Annual Meeting of Stockholders; first approved by the stockholders on April 22, 1987).

         1. ESTABLISHMENT OF PLAN. VLSI Technology, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of such Section 423 shall have the same definition herein. A total of 11,000,000 shares of Common Stock are reserved for issuance under the Plan, of which 2,000,000 shares shall be subject to stockholder approval at the 1998 Annual Meeting of Stockholders. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan. All shares purchased under the Plan since its initial adoption on August 1, 1983 shall be counted against the 11,000,000 shares reserved under the Plan.

         2. PURPOSES. The purpose of the Plan is to provide employees of the Company and Subsidiaries with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3. ADMINISTRATION.

         (a) ADMINISTRATIVE BODY. The Plan is administered by the Compensation Committee appointed by the Board of Directors of the Company or, if no such Committee has been appointed, then by the Board of Directors of the Company (in which event all references herein to the Compensation Committee shall be to the Board of Directors). Subject to the provisions of the Plan, the limitations of
Section 423 of the Code or any successor provision in the Code and the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), all questions of interpretation or application of the Plan shall be determined by the Compensation Committee, and its decisions shall be final and binding upon all participants. Members of the Compensation Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

         (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 3, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

         (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

         (b) employees who are customarily employed for less than twenty (20) hours per week;

         (c) employees who are customarily employed for less than five (5) months in a calendar year;

         (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock and/or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock and/or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

         (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

         5. OFFERING DATES. The Plan is implemented by overlapping offering periods of twenty-four (24) months duration (the "Offering Period"). The first Offering Period with a 24-month duration shall commence on May 1, 1987. Subsequent Offering Periods shall commence May 1 and November 1 of each year and end on the second April 30 and October 31, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each May 1 and November 1 of an Offering Period and shall end on the next October 31 and April 30, respectively. The last business day of each Purchase Period is hereinafter referred to as the "Purchase Date." The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period, as the case may be, to be affected.

         6. PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or

Subsidiary's (whichever employs such employee) payroll office (the "payroll office") not later than the fifteenth (15th) day of the month before such Offering Date (unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period) a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the payroll office by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing the subscription agreement with the payroll office not later than the fifteenth (15th) day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in the Plan, such employee will automatically participate in each successive Offering Period until such time as such employee withdraws from the Plan or terminates further participation in a given Offering Period as set forth below, and is not required to file any additional subscription agreements for subsequent Offering Periods in order to continue participation in the Plan. A participant in the Plan may participate in only one Offering Period at any time.

         7. GRANT OF OPTION ON ENROLLMENT.

         (a) ENROLLMENT; MAXIMUM SHARES SUBJECT TO OPTION. Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (A) the aggregate of the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to each Purchase Period within the applicable Offering Period, or (B) 8,400 shares. The number of shares of Common Stock which are exercisable on a given Purchase Date within an Offering Period shall be determined by dividing the employee's payroll deductions accumulated during the Purchase Period ending on such Purchase Date by the lower of the Entry Price for such Offering Period or eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on such Purchase Date; provided, however, that the number of shares exercisable on any Purchase Date shall not exceed the lesser of (x) the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to such Purchase Period, or (y) 8,400 shares less any shares purchased by such employee on prior Purchase Dates within the same Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

         (b) RE-ENROLLMENT. Re-enrollment by a participant in the Plan (but not merely a change in the level of payroll deductions other than a reduction of payroll deductions to 0%) will constitute the grant by the Company to the participant of a new option on the first day of the next Offering Period that commences on or after the date that such re-enrollment occurs. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the

Offering Date of the next Offering Period.

         8. PURCHASE PRICE.

         (a) PURCHASE PRICE DETERMINATION. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

              (i) The fair market value on the Offering Date; or

              (ii) The fair market value on the Purchase Date.

         (b) FAIR MARKET VALUE. For purposes of the Plan, the term "fair market value" on a particular date shall mean the following amount for such date (or, if no prices are reported for such date, then for the last date prior thereto for which prices were reported): (i) the closing price of a share of the Company's Common Stock, as reported on the NASDAQ National Market System or as reported on such other stock exchange or market system as the Common Stock is traded on, or (ii) if no closing price for the Common Stock is so quoted, then the average of the closing bid and asked prices, or (iii) if neither of the foregoing is reported, then as determined by the Compensation Committee.

         9. PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

         (a) PAYROLL DEDUCTION PERCENTAGE; ELIGIBLE COMPENSATION. The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period, which deductions are to be made as a percentage of the employee's regular compensation. Upon initial subscription to an Offering Period under the Plan, a participant must authorize a deduction of not less than one-tenth of one percent (0.1%) of the participant's regular compensation (the "Initial Deduction Rate"). All deduction percentages of less than one percent (1%) may only be made in increments of one-tenth of one percent (0.1%). All deduction percentages of one percent (1%) or more may only be made in increments of one percent (1%). Regular compensation shall mean all gross earnings, including regular straight time pay, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and commissions, but excluding profit sharing and any other income (such as relocation expenses, automobile reimbursement, severance payments or other employee benefits). For purposes of determining a participant's compensation, any election by such participant to reduce his/her regular cash remuneration under Code Section 125 or 401(k) shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to be made on each payday during the Offering Period unless altered or terminated as provided in the Plan.

         (b) CHANGE IN RATE OF PAYROLL DEDUCTIONS. A participant may decrease (but not increase) the rate of payroll deductions during a Purchase Period by filing with the payroll office a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the payroll office's receipt of the authorization. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. Notwithstanding subsection (a) of this
Section 9, a participant may decrease the rate of payroll deductions during a Purchase Period to a rate of zero percent (0%) after the Initial Deduction Rate has been chosen and at least one deduction has been made in accordance therewith during the Purchase Period. In such a case, the participant will continue to participate in the current Purchase Period to the extent of payroll deductions that have been made during such Purchase Period and prior to the reduction of the rate to 0%, but such participant will be considered to have withdrawn from any future Purchase Periods during such Offering Period and from the Plan effective immediately following the Purchase Date relating to the Purchase Period during which such reduction in payroll deductions to 0% was made such that the total amount of payroll deductions made during such Purchase Period are used to purchase shares of Common Stock in accordance with Section 7(a) hereof; PROVIDED, HOWEVER, that a participant who so withdraws from the Plan may re-enroll in the Plan for the next or any subsequent Offering Period following such withdrawal pursuant to
Section 6 hereof. A participant may increase (subject to the limitations contained herein) or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the payroll office a new authorization for payroll deductions not later than the fifteenth (15th) day of the month before the beginning of such Purchase Period. Such changed rate of payroll deductions shall be subject to the limitations described in Subsection (a) of this Section 9.

         (c) NO SEGREGATION OF PAYROLL DEDUCTIONS REQUIRED; NO INTEREST. All payroll deductions made for a participant are credited to his/her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         (d) PURCHASE OF SHARES. On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the participant's account on that date returned to him/her, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any amount remaining in such participant's account after a purchase of shares on a Purchase Date shall, to the extent that such amount is less than the amount necessary to purchase a full share of Common Stock of the Company, be retained in such participant's payroll deduction account and treated as an amount contributed to such account in the next succeeding Purchase Period or, if the Purchase Date is the last Purchase Date in an Offering Period, in the next succeeding Offering Period. Any additional cash remaining to the credit of a participant's account after such purchase of shares shall be refunded to such participant in cash. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

         (e) DELIVERY OF STOCK CERTIFICATES. Subject to the provisions of this Plan, as promptly as practicable after the Purchase Date, the Company shall cause to be delivered to the participant certificates representing the shares purchased by the participant. Delivery shall be deemed effective for all purposes when the Company's stock transfer agent deposits the stock certificates in the United States mail addressed to the participant at the address specified by the participant on the subscription agreement.

         (f) EXERCISE OF OPTION ONLY BY PARTICIPANT. During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him/her. The participant will have no interest or voting right in shares covered by his/her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his/her spouse.

         10. LIMITATIONS ON SHARES TO BE PURCHASED.

         (a) $25,000 LIMITATION. No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his/her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

         (b) MAXIMUM NUMBER OF SHARES. No more than 8,400 shares may be purchased by a participant on any single Purchase Date or during any single Offering Period.

         (c) DECREASE IN MAXIMUM SHARES BY COMMITTEE. No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Compensation Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee on any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised or rescinded by the Compensation Committee as set forth above.

         (d) EQUITABLE ALLOCATION OF REMAINING SHARES. If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Compensation Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

         (e) RETURN OF EXCESS PAYROLL DEDUCTIONS. Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.

         11. WITHDRAWAL.

         (a) METHODS OF WITHDRAWAL. Each participant may withdraw from a Purchase Period and an Offering Period under the Plan by signing and delivering to the payroll office notice on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. In addition, a participant's reduction of his or her payroll deduction rate to zero percent (0%) pursuant to Section 9(b) constitutes a withdrawal from the Plan immediately following the Purchase Date relating to the Purchase Period during which such reduction was made.

         (b) EFFECT OF WITHDRAWAL. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his/her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he/she may not resume his/her participation in the Plan during the same Offering Period, but he/she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

         (c) EXERCISE, WITHDRAWAL AND ENROLLMENT IN NEXT OFFERING PERIOD. A participant may participate in the current Purchase Period (the "Current Purchase Period") under an Offering Period (the "Current Offering Period") and enroll in the Offering Period commencing immediately after the Current Purchase Period (the "New Offering Period") by (i) withdrawing from participation in the Current Offering Period effective as of immediately following the purchase of shares on the Purchase Date of the Current Purchase Period within the Current Offering Period and (ii) enrolling in the New Offering Period. Such withdrawal and enrollment shall be effected by filing with the payroll office such form or forms as are provided for such purposes.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death or the failure of a participant to remain an eligible employee, terminates his/her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him/her or, in the case of his/her death, to his/her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated or suspended by the Board of Directors of the Company, the Company shall promptly deliver to the employee all payroll deductions credited to his/her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

         14. CAPITAL CHANGES.

         (a) STOCK SPLITS. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his/her option as to all of the optioned stock, including shares which would not otherwise be exercisable.

         (c) SALE OF ASSETS OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

         (d) ADJUSTMENT OF RESERVES. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         (e) NO OTHER ADJUSTMENTS. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         15. NONASSIGNABILITY. No rights or accumulated payroll deductions of an employee under the Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election by such employee to withdraw from the Plan.

         16. REPORTS. Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his/her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his/her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

         18. NO OBLIGATION OF EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19. DURATION, AMENDMENT AND TERMINATION OF THE PLAN.

         (a) DURATION OF THE PLAN. This Plan shall continue until the earlier to occur of termination by the Board of Directors of the Company or issuance of all of the shares of Common Stock reserved for issuance under the Plan.

         (b) ABILITY TO AMEND OR TERMINATE THE PLAN. The Board may at any time amend, alter, suspend or discontinue the Plan.

         (c) EFFECT OF AMENDMENT. Except for limitations expressly permitted by this Plan, amendments or alterations to the Plan or to options under the Plan which would impair the rights of any participant in the Plan shall not be effective with respect to any option theretofore granted unless the consent of the participant holding such option is obtained. Amendments which do not impair the rights of participants shall be effective with respect to all options under the Plan, whether theretofore or thereafter granted; provided, however, that no such amendment shall be effective with respect to previously granted options if such amendment would constitute a modification to such options (as defined in Section 424 of the Code) and such modification would disqualify such options from treatment as qualified options under Section 421 of the Code.

         (d) EFFECT OF TERMINATION. Any suspension, discontinuation or termination of the Plan shall automatically terminate all options outstanding hereunder and any payroll deductions held in participants' accounts under the Plan at the time of such termination shall be returned to such participants without interest.

         (e) STOCKHOLDER APPROVAL OF AMENDMENTS. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or with Section 423 of the Code (or any successor statute or rule or other applicable law, rule or regulation), such stockholder approval to be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         20. DEATH OF PARTICIPANT.

         (a) FILING OF DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him/her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date. Such designation of beneficiary may be changed by the participant at any time by written notice.

         (b) DEATH WITHOUT EFFECTIVE DESIGNATION OF BENEFICIARY. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         21. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) GENERAL. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATION. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the terms and conditions the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                  [VLSI LOGO]


April 6, 1998



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, May 14, 1998, at the Company's offices located at 1151 McKay Drive, San Jose, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you mark, sign, date and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.



                                                  Sincerely,
                                                  Alfred J. Stein

                                                  Chairman of the Board and
                                                  Chief Executive Officer

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             VLSI TECHNOLOGY, INC.

                 Proxy for 1998 Annual Meeting of Stockholders

         The undersigned stockholder of VLSI Technology, Inc., a Delaware corporation, hereby acknowledges receipt of the 1997 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of VLSI Technology, Inc. to be held on Thursday, May 14, 1998 at 9:00 a.m. local time, at the Company's offices located at 1151 McKay Drive, San Jose, California 95131, and hereby appoints Alfred J. Stein and Larry L. Grant, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.       ELECTION OF DIRECTORS.

         / /     FOR all nominees listed         / /   WITHHOLD AUTHORITY
                 below (except as marked               to vote for all nominees
                 to the contrary below).               below.

(INSTRUCTION:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         RICHARD M. BEYER, PIERRE S. BONELLI, ROBERT P. DILWORTH, WILLIAM G. HOWARD, JR., PAUL R. LOW, ALFRED J. STEIN AND HORACE H. TSIANG.


2. TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION FOR THE PURPOSE OF INCREASING THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON SHARES AND COMMON STOCK BY 100,000,000 SHARES AND ELIMINATING JUNIOR STOCK.

         / / FOR                      / / AGAINST                  / / ABSTAIN


3. TO APPROVE AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000.

         / / FOR                      / / AGAINST                  / / ABSTAIN


4. TO APPROVE AN AMENDMENT TO THE 1992 STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000.

         / / FOR                      / / AGAINST                  / / ABSTAIN


5. TO APPROVE AMENDMENTS TO THE 1986 DIRECTORS' STOCK OPTION PLAN, INCLUDING AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 300,000.

         / / FOR                      / / AGAINST                  / / ABSTAIN


6. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1998.

         / / FOR                      / / AGAINST                  / / ABSTAIN


(Continued on back)

(Continued from front)




7. IN THEIR DISCRETION, THE PROXIES AND ATTORNEYS-IN-FACT ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.


         Signature  ________________________       Date __________________

         Signature  ________________________       Date __________________


         (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)


I do  / /    do not  / /      plan to attend the Annual Meeting in person.